Exhibit 10.96
THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:                                                                |           Chapter 7 (Involuntary Petition Pending)
|
EARTH BIOFUELS, INC.,                                                                           |           Case No. 07-10928 (CSS)
|
|           Hearing Date: December 10, 2007 at 11:00 a.m.
Debtor.                      |           Objection Deadline: December 3, 2007 at 4:00 p.m. (ET)
|
______________________________|                                                                                     Related Docket No. 88

NOTICE OF FILING OF EXECUTED
INTERIM RESTRUCTURING AGREEMENT

TO:           All parties on the attached service list.
PLEASE TAKE NOTICE THAT, on November 14, 2007, the above-captioned involuntary debtor (the "Involuntary Debtor") and certain petitioning creditors (the "Petitioning Creditors"), by and through its undersigned counsel, filed their Joint Motion of Debtor and Petitioning Creditors Holding 94% of Notes to Approve Interim Settlement Agreement and Dismiss Involuntary Bankruptcy Petition Pursuant to 11 U.S.C. § 105 (a) and 3036)(1) and Federal Rule of Bankruptcy Procedure 9019 [Docket No. 88] (the "Motion"), which included an unexecuted copy of the Interim Restructuring Agreement as Exhibit A.
PLEASE TAKE FURTHER NOTICE THAT, the executed Interim Restructuring Agreement and exhibits are being held in escrow, subject to the Escrow Agreement, dated November 14, 2007, attached to the Interim Restructuring Agreement as Exhibit E (the "Escrow Agreement").
PLEASE TAKE FURTHER NOTICE THAT, subject to the Escrow Agreement, the Involuntary Debtor and Petitioning Creditors have filed the executed version of the Interim
DKT. NO.                                89
DT. FILED                                11-19-07
Restructuring Agreement, together with executed exhibits, copies of which are annexed hereto as Exhibit 1.1.1
Dated: November 19, 2007                                                                                                  /s/ A. Winfree
William P. Bowden (#2553)
Don A. Beskrone (#4380)
Amanda M. Winfree (#4615)
ASHBY & GEDDES, P.A.
500 Delaware Avenue, 8th Floor
P.O. Box 1150
Wilmington, DE 19899
Telephone: (302) 654-1888

-and-

Charles R. Gibbs
S. Margie Venus
Sarah Link Schultz
AKIN GUMP STRAUSS HAUER & FELD
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
Telephone: 214-969-4213

1           Evolution Master Fund Ltd. SPC, Segregated Portfolio M; Capital Ventures International; Cranshire Capital, LP; and Kings Road Investments Ltd. (collectively, the “Selling Noteholders”) are not parties to the Interim Restructuring Agreement. Instead, subject to (among other things) the Court’s entering a final, non-appealable order on the docket dismissing the above-captioned bankruptcy case, Castlerigg Master Investments, Ltd. has agreed to purchase the notes and warrants of the Selling Noteholders and one-half of the notes and warrants of Portside Growth and Opportunity Fund, which is a party to the Interim Restructuring Agreement.

EXHIBIT 1

EXECUTED VERSION

INTERIM RESTRUCTURING AGREEMENT

THIS INTERIM RESTRUCTURING AGREEMENT, (the "Agreement"), is dated of the.13th day of November, 2007 ("Agreement Date") by and among (i) the LENDERS that are signatories hereto. (collectively, the "Lenders"); (ii) EARTH BIOFUELS, INC., a Delaware Corporation, ("EBOF"); (iii) DENNIS MCLAUGHLIN, ("McLaughlin") an individual; and (iv) entities listed on the SCHEDULE OF EBOF SUBSIDIARIES attached hereto as Schedule A (individually, a "Subsidiary" and collectively, the "Subsidiaries").

RECITALS

WHEREAS, Radcliffe SPC, Ltd. for and on behalf.of the Class A Convertible Crossover Segregated.Portfolio ("Radcliffe"), Castlerigg Master Investments Ltd. ("Castlerigg"), and Capital Ventures International ("CVI"; collectively, the "Initial Bridge Lenders") are parties to a Securities Purchase Agreement, dated as of June 7, 2006 (the "Initial Bridge Securities Purchase Agreement") with Earth Biofiiels, Inc. ("EBOF"), pursuant to which EBOF issued, among other things, warrants to purchase 1,500,000 shares of common stock, $0.001 par value (the "Common Stock"), of EBOF at the exercise price of $2.93 (the "Initial Bridge Warrants") and in connection with the Initial Bridge Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the "Initial Bridge Registration Rights Agreement," collectively with the Initial Bridge Securities Purchase Agreement and the Initial Bridge Warrants, the "Initial Bridge Transaction Documents") under which it agreed to cooperate in the registration of the securities under the Initial Bridge Securities Purchase Agreement;

WHEREAS, Castlerigg (the "Second Bridge Lender") is a party to a Securities Purchase Agreement, dated as of July 10, 2006 (the "Second Bridge Securities Purchase Agreement") with EBOF, pursuant to which EBOF issued, among. other things, warrants 'to purchase 1,500,000 shares of Common Stock at the exercise price of $2.50 (the "Second Bridge Warrants") and in connection with the Second Bridge Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the "Second Bridge Registration Rights Agreement," collectively with the, .Second Bridge Securities Purchase Agreement, Second Bridge Warrants, the "Second Bridge Transaction Documents") under which it agreed to cooperate in the registration of the securities under the Second Bridge Securities Purchase Agreement;

WHEREAS, Radcliffe, Castlerigg, CVI, YA Global Investments, L.P. (formerly known as Cornell Capital, L.P. ("Yorkville")), Cranshire Capital L.P. ("Cranshire"), Portside Growth and Opportunity Fund ("Portside"), Evolution Master Fund Ltd. SPC, Segregated Portfolio M ("Evolution"), and Kings Road Investments Ltd. ("Kings Road"; collectively, the "Noteholders") are parties to a Securities Purchase Agreement, dated as of July 24, 2006 (the "Securities Purchase Agreement") with EBOF, pursuant to which EBOF issued (i) 8% Senior Convertible Notes (collectively, the "Notes") in the aggregate principal amount of $52.5 million, which were unsecured and convertible into shares of Common Stock at $2.90 per share, and (ii) warrants to purchase in excess of 9,000,000 shares of common stock of EBOF at the exercise price of $2.90 (the "Warrants") and in connection with the Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the "Registration Rights Agreement," collectively with the Initial Bridge Transaction Documents, the Second Bridge Transaction. Documents, the Securities Purchase Agreement, Notes, and Warrants, the "Transaction Documents") under which it agreed to cooperate in the registration of the securities under the Securities Purchase Agreement;

WHEREAS, each Noteholder delivered an Event of Default Redemption Notice to EBOF Identifying various events of default under its Note and demanding that EBOF redeem the Noteholder's interest in the Note at the Event of Default Redemption Price and EBOF failed to remit the Event of Default Redemption Price;

WHEREAS, numerous Events of Default as defined in the Transaction Documents have occurred and are continuing;

WHEREAS, on July 11, 2007, Radcliffe, 'Yorkville, Portside, Castlerigg and Evolution (the "Petitioning Creditors") commenced an involuntary bankruptcy proceeding against EBOF pursuant to Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware, Case No. 07-10928 (CSS) (the "Bankruptcy Case");

WHEREAS, for the past several months, EBOF has engaged in discussions with Castlerigg and certain of the other Noteholders regarding the terms of an out-of-court restructuring;

WHEREAS, EBOF wishes to further explore the possibility of restructuring and modifying the existing rights and obligations under the Transaction Documents with the Noteholders, through one or more definitive documents to be negotiated during the course of the next 6 to 1 2 months (the "Restructuring Transaction");

WHEREAS, at EBOF's request, the Lenders are willing, subject to and on the. terms and conditions hereof and of the documents to be executed in connection herewith, to forbear from exercising rights and remedies under the Transaction Documents and, as applicable, to consent to dismissal of the Bankruptcy Case in exchange for the terms hereof and of the documents to be executed in connection herewith.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration recited in this Agreement, the receipt and sufficiency of which are herein acknowledged, the Lenders, EBOF, McLaughlin and the Subsidiaries (each, a "Party”; collectively, the "Parties") agree to the following:

1.           Dismissal of Bankruptcy Case

(a)           EBOF and each Lender that is a Petitioning Creditor shall consent, subject to section -2(b) below, to the dismissal of the Bankruptcy Case pursuant to Section 303 (j) of the Bankruptcy Code, with each Party to bear its own costs.

(b)           Concurrently with the filing of the joint motion to dismiss (the "Dismissal Motion"), which shall be in form and substance acceptable to the Lenders that are Petitioning Creditors, EBOF shall also file with the Bankruptcy Court a verified list of creditors who shall receive notice of the motion to dismiss the Bankruptcy Case.

(c)           EBOF and the Lenders that are Petitioning Creditors shall file the Dismissal Motion to dismiss the Bankruptcy Case with the Bankruptcy Court by no later November 19, 2007.

2.           New Collateral Documents

(a)           Concurrently with the execution of this Agreement, the Parties (as applicable) shall execute the following documents, forms of which are attached hereto as Exhibits A - D) (collectively, the "Collateral Documents") all which shall be effective as of the Dismissal Date (as defined in section 8 below):

(i)           release agreement;

(ii)           guaranty from McLaughlin ("McLaughlin Guaranty") in favor of the Lenders;

(iii)           confessions of judgment by EBOF in favor of each of the Lenders (individually and collectively, the "Confessions of Judgment"); and

(iv)           guaranty from the Subsidiaries ("Subsidiary Guaranty") in favor of the Lenders.

3.           Forbearance

(a)           Each Lender hereby agrees to forebear from exercising or enforcing any contractual, legal or equitable rights or remedies (including, but not limited to,  exercising any creditor remedies) arising under or related to the Transaction Documents or Collateral Documents from the Dismissal Date (defined in section 8  below) until the earliest of the following to occur (each a "Standstill Expiration Event"):

(i)           June 25, 2008, which may be extended with the prior written consent of all Lenders in their sole discretion;

(ii)           180 days from the Dismissal Date, which may be extended with the prior written consent of all Lenders in their sole discretion;

(iii)           final consummation of all aspects of the restructuring (as determined by the Lenders holding. 66, %% of the aggregate principal amount of the Notes (the "Required Lenders") in their sole discretion);

(iv)           any_ of the following events occur:

(1)           prior to the Restructuring Consummation Deadline (as defined in section 3(a)(iv)(5) below), either (x) an order for relief is entered in a case under the Bankruptcy Code with respect to EBOF or any Subsidiary, or (y) an involuntary bankruptcy petition is filed against either EBOF or any Subsidiary and such petition is not dismissed on or before sixty (60) days after the date such petition is filed;

(2)           failure of EBOF to execute security documents (in form and substance acceptable to the Required Lenders as determined by the Required Lenders in their sole discretion) sufficient to provide the Lenders with liens, subject only to any valid then-existing liens, on all of EBOF's assets to secure EBOF's obligations under the Confessions of Judgment and the Transaction Documents on or before ten (10) days after the Dismissal Date;

(3)           failure of all Subsidiaries to execute security documents (in form and substance acceptable to the Required Lenders as determined by the Required Lenders in their sole discretion) in favor of the Lenders subject only to any valid then-existing liens, securing their respective obligations tinder the Subsidiary Guaranty on or before ten (10) days after the Dismissal Date;

(4)           failure of EBOF and Subsidiaries to execute a term sheet with the material terms of a restructuring (in form and substance acceptable to the Required Lenders in their sole discretion) (the "Restructuring Term Sheet") on or before thirty (30) days after the Dismissal  Date;

(5)           failure of EBOF and Subsidiaries to consummate the transactions contemplated in the Restructuring Term Sheet fully (as determined by the Required Lenders in their reasonable discretion). ("Restructuring Consummation Deadline") on or before one hundred and twenty (120) days after the Dismissal Date;

(6)           any action is commenced to void, avoid, invalidate, subordinate, recharacterize, reduce or recover (in whole or in part) any or all of the Collateral Documents, any claim of any of the Lenders under any of the Notes or any of the other Transaction Documents, any lien granted to secure any such claim or any obligation under any of the Collateral Documents or any of the Transaction Documents (including, without limitation, the actions described in sections 5 (b) and (c) below), or any payment made in respect of such claim or obligation; and

(7)           EBOF or any Subsidiary grants or permits to exist any lien not in existence as of the date of this Agreement on any of its assets.

(b)           The Required Lenders can waive a Standstill Expiration Event under section 3(a)(iv)(1)-(7) only by a writing signed by'the Required Lenders delivered to EBOF with written notice to all other Lenders.

(c)           Any proceeds 'recovered by any Lender under any of the Collateral Documents shall be held by such other Lender in trust for the Pro Rata benefit of the other Lenders and distributed accordingly. The term "Pro Rata" shall mean, as to any Lender, the ratio determined by dividing (x) the face amount of Notes then held by such Lender by (y) the face amount of Notes then held by all Lenders. This provision shall survive termination of this Agreement.

(d)           Nothing herein shall be deemed to prohibit any Lender from (i) acquiring, holding, voting or disposing of any securities 'issued upon the exercise of the Warrants or upon the conversion of the Notes, (ii) exercising or refraining from exercising, the Warrants, (iii) converting, or refraining from converting, the Notes, or (iv) taking any action to compel EBOF to comply with any such exercise or conversion.

4.
Restructuring Transaction. Until the occurrence of a Standstill Expiration Event, each Lender expressly agrees that it shall be bound to accept any Restructuring Transaction proposed by EBOF and accepted in writing by the Required Lenders with written notice to all Lenders; provided, however, that no proposed Restructuring Transaction or any other transaction or agreement with EBOF, its Subsidiaries or any of their affiliates or with McLaughlin relating to the Transaction Documents shall be approved or accepted by any Lender unless the transaction or agreement offers the same consideration and the same terms and conditions to all Lenders, with each such Lender’s share of such consideration to be determined on a Pro Rata basis, and no consideration is offered or given to any person or entity in connection therewith other than the Lenders. The Parties acknowledge that the Restructuring Transaction may be implemented in stages. Nothing contained in this section, elsewhere in this Agreement or in any Collateral Document shall, or shall be used to, impose on any Lender any monetary obligation (including, without limitation, making any loan, investing any capital, or making any other financial accommodation) as a result of, or relating to, or arising out of the Bankruptcy Case or the Restructuring Transaction without the prior written consent of such Lender, which may be granted or withheld in such Lender's sole discretion. No Lender shall be bound by any such obligation absent such prior written consent by it.

5.           Acknowledgement of Total Debt

(a)           Subject only to section 6 below, EBOF, McLaughlin and the Subsidiaries acknowledge, that the aggregate amount due and owing from EBOF to the Noteholders pursuant to the Transaction Documents is $100,651,173 (as of September 28, 2007) (as set forth on Schedule B) plus fees, costs, and expenses, and that such amount is immediately due and payable to the Noteholders without set-off, counterclaim, deduction, offset or defense (the "Total Debt").

(b)           Subject only to section 6 below, EBOF, McLaughlin, and the Subsidiaries shall not directly or indirectly object to, challenge, contest or otherwise seek to invalidate or reduce (or support directly or indirectly any other person or entity in any such objection, challenge or contest) the existence, validity or amount of the Total Debt, the obligations under the Transactions Documents or the Collateral Documents or any lien granted to secure such obligations to the extent such claims are held by or obligations are owed to the Lenders.

(c)           EBOF, McLaughlin and the Subsidiaries shall not directly or indirectly seek tosubordinate or recharacterize any claim of any Lender.

6.
Reservation of Rights. The acknowledgement and covenants in section 5 above shall  only apply with respect to the claims and liens that are held by the Lenders. EBOF  reserves all rights to challenge any claim held by any Noteholder that is not a signatory to  this Agreement.

7.
After Acquired Claims. In the event that a Lender acquires and continues to hold the Notes and Warrants (the "Excluded Securities") under the Transaction Document of a Noteholder that is not a signatory hereto (an "Excluded Noteholder"), such Excluded Securities acquired (and held) by such Lender shall be deemed to be Notes and Warrants of such Lender governed by the terms and conditions of this Agreement and the Collateral Documents, (and the benefits thereunder) as if such Excluded Securities were held by such Lender as of the date of this Agreement (but only for so long as such Excluded Securities are held by such Lender). The Pro Rata share of any Lender that acquires Notes from an .Excluded Noteholder (or that transfers any portion of its Notes) shall be adjusted accordingly.

8.
Effective Date. This Agreement and the Collateral Documents shall be placed into escrow pursuant to an escrow agreement (the form of which is attached hereto as Exhibit E) and shall be released from escrow and shall become effective on the date that an order dismissing the Bankruptcy Case (a "Dismissal Order") is entered on the docket provided that such order is not stayed (the "Dismissal Date"); rop vided, however, that if the Dismissal Date fails to occur on or before December 21, 2007 (or such later date as may be agreed in writing by all Lenders prior to the expiration of such date or dates) (a "Failure Event"), then, (a) EBOF shall, immediately file a notice to withdraw the Dismissal Motion (the "Withdrawal Notice"), which the Lenders that are Petitioning Creditors hereby authorize upon the occurrence of a Failure Event (or if EBOF fails to do so, EBOF hereby. authorizes the Lenders that are Petitioning Creditors to do so on EBOF's behalf), and (b) this Agreement and the Collateral Documents shall be null and void upon entry of the Withdrawal Notice on the docket of the Bankruptcy Court, provided that a Dismissal Order has not been previously docketed. If (i) the Dismissal Motion is denied, then this Agreement and the Collateral Documents shall be null and void or (ii) a Withdrawal Notice is filed before a Dismissal Order (if any) is entered, then this Agreement and the Collateral Documents shall be null and void as contemplated in clause (b) above, and, in each case, to the fullest extent possible, each of the Parties shall be restored to the position it held immediately before the Agreement Date. The Parties shall cooperate to seek dismissal of the Bankruptcy Case as expeditiously as possible and such cooperation agreement shall be effective upon execution of this Agreement. Notwithstanding the foregoing, sections 1, 2, 7, 8-15, and 17-20 shall be effective immediately upon execution of this Agreement and such sections shall terminate and be of no further force or effect if this Agreement and the Collateral Documents become null and void as described above.

9.
Interim Protections. Between the date of execution of this Agreement and the Dismissal Date, neither EBOF nor any of its Subsidiaries shall (a) incur any debt or transfer any asset outside the ordinary course of business, (b) grant any lien or permit any lien to arise on any of its assets, or (c) otherwise take any action that would be inconsistent with, or adverse in any way to, any of the terms of this Agreement or of any of the Collateral. Documents, as if such agreements were in full force and effect, without the prior written consent of the Required Lenders.

10.
Governing Law; Jurisdiction: Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits t.o the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it, is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Agreement and agrees that such service shall constitute good. and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to. serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

11.
Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

12.	Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

13.	Recitals. Each of the Recitals is incorporated herein by this reference and shall become part of the Agreement.

14.	No Conflict Intended. Any inconsistency between this Agreement and the Exhibits attached. hereto shall be resolved in favor of this Agreement.

15.
Integration: Effect. This Agreement constitutes the entire agreement of the Parties pertaining to the subject matter hereof and all prior negotiations and- representations relating thereto are merged herein. The terms and conditions set forth in this Agreement are the product of joint draftsmanship by all Parties, each being represented or having the opportunity to be represented by counsel, and any ambiguities in this Agreement or any documentation prepared pursuant to or in connection with this Agreement shall not be construed against any of the parties because of draftsmanship. This Agreement, is not intended to modify and does not modify the rights, remedies and obligations of the signatories under the Transaction Documents, except to the extent expressly set forth herein and then only with respect to the Parties hereto.

16.           Pending Litigation. To the extent that any Lender and EBOF are currently parties to an action on the Notes or other Transaction Documents, at the request of such Lender, EBOF shall consent to the dismissal of such action    without prejudice and with each side to bear its own costs.

17.
Waiver of Adjustment of Conversion Price Upon Issuance of Common Stoclc. EB.OF and the Lenders (as applicable) agree to waive the application of section 7(a). of the Notes, section 6(e) of the Initial Bridge Warrants, section 6(e) of the Second Bridge Warrants, and section 2(a) of the Warrants (collectively, the "Anti-Dilution Provisions") beginning on the date hereof and continuing .until the earlier of (i) the date that this Agreement and the Collateral Documents becomes null and void pursuant to section 8 of this Agreement; or (ii) the occurrence of a Standstill Expiration Event (each, a "Termination Event"). If a Termination Event occurs, and upon such Termination Event occurring, the Anti-Dilution Provisions shall apply retroactively to any dilutive issuances that occur between the date hereof and the occurrence of such Termination Event.

18.	Third Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties hereto and no other person or entity shall be a third-party beneficiary hereof.

19.
Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, each Party and its respective successors and assigns ("Assigns"). In the case of an assignment or transfer of a Note, the assignee or transferee acquiring any interest in the Note shall execute and deliver to each Lender and EBOF (other than the respective assignor or transferor) a written acknowledgment of receipt of a copy of this Agreement and the written agreement by such person to be bound by the terms of this Agreement.

20.           Notices. Any written notice required to be given under this Agreement shall be sent to the following by mail, electronic mail or facsimile, and shall be deemed given upon such mailing and sending by facsimile:

If to Earth Biofiels, Dennis McLaughlin, or the Subsidiaries:

3001 Knox Street, Suite 403
Dallas, Texas 75205
Telephone:                                (214) 389-9800
Facsimile:                                (214) 389-9805
Attention: Dennis McLaughlin

with a copy to:

Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
Telephone:                                (214) 969-4710
Facsimile:                                (214) 96974343
Attention: Charles R. Gibbs, Esq.

If to Castlerigg (to the extent it executes this Agreement):

40 West'57th Street
26th Floor
New York, New York                                                      10019
Telephone:                                (212) 603-5700
Facsimile:                                (212) 603-5710
Attention:                                Cem Hacioglu (chacioglu@sandellmgmt.com)
Matthew Pliskin (mpliskin@sandellmgmt.com)

with a copy to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:                                (212) 756-2000
Facsimile:                                (212) 593-5955
Attention:                                David M. Hillman, Esq.(david.hillman(@,srz.com)
Jeffrey S. Sabin, Esq. (jeffrey.sabin@srz.com)

If to Radcliffe (to the extent it executes this Agreement):

c/o RG Capital Management, L.P.
3 Bala Plaza - East, Suite 501
Bala Cynwyd, PA 19004

Telephone:                                (610) ..617-5911
Facsimile:                                (610) 617-0570
Attention:                                Gerald F. Stahlecker
(gstahlecker@radcliffefunds.com)

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Telephone:                                (212) 230-8800
Facsimile:                                (212) 230-8888
Attention: Philip D: Anker, Esq. (Philip.Anker@wilmerhale.com)

If to Yorkville (the extent it executes this Agreement):

101 Hudson Street, Suite 3700
Jersey City, New Jersey 07303
Attention: Eric Hansen, Esq.
(ehansen@yorlcvilleadvisors.com)

with a copy to:

Baker Botts L.L.P.
2001 Ross Avenue Dallas, Texas 75201
Telephone:                                (214)'953-6571
Facsimile:                                (2.14) 953-6503
Attention: C. Luckey McDowell, Esq.
(luckey.mcdowell@bakerbbtts.com)

If to Cranshire (to the extent it executes this Agreement): -

Greenberg Traurig LLP
77 W. Wacker Dr., Suite 2500
Chicago, Illinois                                           60601
Telephone:                                (312) 456-8448
Facsimile:                                (312) 456-8435
Attention:                                Todd Mazur, Esq. (mazurt@gtlaw.com)
Peter Lieberman (liebermanp@gtlaw.com)

If to Evolution (the extent it executes this Agreement):

c/o Evolution Capital Management LLC
2425 Olympic Boulevard, Suite. 120E
Santa Monica, California 90404
Telephone:                                (310) 315-8866

Attention:                                Brian S. Yeh (brian.yeh@evofiind.co

with a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Telephone:                                (212) 504-6373
Facsimile:                                (212) 504-6666
Attention:                                Gregory M. Petrick, Esq.
(gregory.petrick@cwt.com)

If to Kings Road (the extent it executes this Agreement

c/o Polygon Investment Partners LP
598 Madison Avenue, 14th Floor
New York, New York 10022
Telephone:                                (212) 359-7300
Facsimile:                                (212) 359-7303
Attention:                                Erik M.W. Casperson
(ecaspersen@polygoninv.com)
Brandon L. Jones (bjones@polygoninv.com)

with a copy to:

Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Telephone:                                (213) 485-1234
Facsimile:                                (213) 891-8763
Attention:                                Russell Sauer, Esq. (russ.sauer@lw.com)

If to CVI (the extent it executes this Agreement):

c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, California 94111
Telephone:                                (415) 403-6510
Facsimile:                                (610) 617-3896
Attention:                                Michael Spolan (Michael.Spolan@sig.com)

with a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers, LLP
919 Market Street, Suite 1000
Wilmington, Delaware 19801

Telephone:                                (302) 426-1189
Facsimile:                                (302) 426-9193
Attention:                                Richard M. Beck, Esq. (rbeck@ldehr.com)

If to Portside (the extent it executes this Agreement):

c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York 10017
Telephone:                                (212) 845-7955
Facsimile:                                (212) 201-4802
Attention:                                Jeffrey Smith                                (jsmith@ramius.com)
Peter Feld (pfeld@ramius.com)
Owen Littman (olittman@ramius.com)

with a copy to:

Hennigan, Bennett & Dorman
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Telephone:                                (213) 694-1012
Facsimile:                                (213) 694-1234
Attention:                                Bruce Bennett, Esq. (bennettb@hbdlawyers.com)

IN WITNESS WHEREOF, the parties to this Agreement have caused their respective signature page to this Interim Restructuring Agreement to be duly executed as of the date first written above.

Earth Biofuels, Inc.                                                                                     Castlerigg Master Investments Ltd.
By: Sandell Asset Management Corp.

By:  _____________________________
By: /s/ Dennis McLaughlin                                                                           Name:
Name:  Dennis McLaughlin                                                                                     Title:
Title: CEO

Evolution Master Fund. SPC, Segregated                                                                                                Capital Ventures International
Portfolio M                                                                                     By:           Heights Capital Management, Inc.
its authorized agent

By: ____________________________                                                                                                By: ______________________________
Name:                                                                                     Name:
Title:                                                                                     Title:

Radcliffe SPC, Ltd. for and on behalf of the                                                                                                           YA Global Investments, L.P. (formerly,
Class A Convertible Crossover Segregated                                                                                                Cornell Capital Partners, LP
Portfolio                                                                           By:           Yorkville Advisors, LLC
By:           RG Capital Management Company,                                                                                     Its:           General Partner
L.P.
By:           RGC Management Company, LLC

By: _______________________________                                                                                                           By: ______________________________
Name:                                                                                     Name:
Title:                                                                                     Title:

Cranshire Capital, LP                                                                                                Portside Growth and Opportunity Fund

By: ________________________________                                                                                                           By: ______________________________
Name:                                                                                     Name:
Title:                                                                                     Title:

Kings Road Investments Ltd.

By: ________________________________
Name:
Title:

IN WITNESS WHEREOF, the parties to this Agreement have caused their respective signature page to this Interim Restructuring Agreement to be duly executed as of the date first written above.

Dennis McLaughlin
Name
/s/ Dennis McLaughlin
Signature
3001 Knox Street, #403, Dallas, TX 75205
Address

STATE OF TEXAS )
            ) ss.
COUNTY OF DALLAS)

BEFORE ME,  the duly undersigned authority, on this day personally appeared DENNIS MCLAUGHLIN, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

Given under my hand and seal of office, this 13th day of Nov., 2007.

/s/ Marcella Smith
[NOTARY STAMP]                                                                                     Notary Public, State of Texas

My Commission Expires: June 27, 2009

           IN WITNESS WHEREOF, the parties to this Agreement have caused their respective signature page to this Interim Restructuring Agreement to be duly executed as of the date first written above.

Earth LNG, Inc.                                                                                     Earth Biofuels Technology Co, LLC
d/b/a Advanced Biofuels Technology, LLC

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Applied LNG Technologies USA, LLC                                                                                                Earth Biofuels Distribution Co.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Alternative Dual Fuels, Inc.                                                                                                Earth Biofuels of Cordele, LLC
d/b/a Apollo Leasing, Inc.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Arizona LNG, LLC                                                                                     B20 Customs, LLC

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Fleet Star, Inc.                                                                                     Earth Biofuels Operating, Inc.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Durant Biofuels, LLC                                                                                                Earth Biofuels Retail Fuels, Co.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Earth Ethanol of Washington, LLC                                                                                                Earth Ethanol, Inc.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

SCHEDULE A

SCHEDULE OF EBOF SUBSIDIARIES

Subsidiary

Earth LNG, Inc.

Applied LNG Technologies USA, LLC

Alternative Dual Fuels, Inc.
d/b/a Apollo Leasing, Inc.

Arizona LNG, LLC

Fleet Star, Inc.

Durant Biofuels, LLC

Earth Biofuels Technology Co., LLC
d/b/a Advanced Biofuels Technology, LLC

Earth Biofuels Distribution Co.

Earth Biofuels of Cordele, LLC

B20 Customs, LLC

Earth Biofuels Operating, Inc.

Earth Biofuels Retail Fuels, Co.

Earth Ethanol, Inc.

Earth Ethanol of Washington, LLC

SCHEDULE B

SCHEDULE OF AMOUNTS DUE AND OWING

Lender	Amount Due as of September 28, 2007

Castlerigg Master Investments Ltd.	$21,760,827
Evolution Master Fund Ltd. SPC, Segregated Portfolio M	$22,036,827
Kings Road Investments Ltd.	$19,162,458
Capital Ventures International	$15,526,233
Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio	$9,581,229
YA Global Investments, L.P. (formerly, Cornell Capital Partners, L.P.)	$5,876,738
Portside Growth & Opportunity Fund	$3,832,492
Cranshire Capital LP	$2,874,369
Total	$100,651,173

EXHIBIT A

EXECUTION VERSION

RELEASE

EARTH BIOFUELS, INC. ("EBOF") and each entity listed on the SCHEDULE OF EBOF SUBSIDIARIES attached hereto as Exhibit A (individually, a "Subsidiary" and collectively, the "Subsidiaries") on behalf of themselves their present and former employees, officers, directors, members, attorneys, subsidiaries, affiliates, divisions, assignors, predecessors, successors and assigns, in their capacities as such (collectively, the "EBOF Releasors"), hereby release and forever discharge each entity listed on the SCHEDULE OF EBOF NOTEHOLDERS attached hereto. as Exhibit B that are signatories hereto (individually, a "Noteholder", and collectively, the "Noteholders") and their present and former employees, officers, directors, members, attorneys, parents, subsidiaries, affiliates, divisions, assignors, investment managers, control persons, partners, shareholders; predecessors, successors and assigns, in their capacities as such (collectively the "Released Parties"), of and from any and all claims, liabilities, demands, rights, obligations, damages, expenses, attorneys' fees and causes of action whatsoever from the beginning of the world to the date of this Release, whether individual, class or derivative in nature, whether at law or in equity, whether based on federal, state or foreign law, foreseen or unforeseen, matured or unmatured, known or unknown, accrued or not accrued, which Releasors have, had, or can, shall or may hereafter have against the Released Parties that arise out of, relate to, or are in any way connected with (i) the Securities Purchase Agreement,. dated as of June 7, 2006 between EBOF and certain Noteholders (the "Initial Bridge Securities Purchase Agreement"); (ii) the warrants to purchase 1,500,000 shares of common stock, $0.001 par value (the "Common Stock"), of EBOF at the exercise price of $2.93 issued by EBOF to certain Noteholders pursuant to the Initial Bridge Securities Purchase Agreement (the "Initial Bridge Warrants"); (iii) the Registration Rights Agreement issued in connection with the Initial Bridge Securities Purchase Agreement (the "Initial Bridge Registration Rights Agreement", collectively with the Initial Bridge Securities Purchase Agreement and the Initial Bridge Warrants, the "Initial Bridge Transaction Documents"); (iv) the Securities Purchase Agreement, dated as of July  10, 2006 between EBOF and certain Noteholders (the "Second Bridge Securities Purchase Agreement"); (v) the warrants to purchase 1,500,000 shares of Common Stock at the exercise price of $2.50 issued by EBOF to certain Noteholders pursuant to the Second Bridge Securities Purchase Agreement (the "Second Bridge Warrants"); (vi) the Registration Rights Agreement issued in connection with the Second Bridge Securities Purchase Agreement (the "Second Bridge Registration Rights Agreement", collectively with the Second Bridge Securities Purchase Agreement, Second Bridge Warrants, the "Second Bridge Transaction Documents"); (vii) the Securities Purchase Agreement, dated .as of July 24, 2006 between EBOF and the Noteholders (the "Securities Purchase Agreement" ); (viii) the 8% Senior Convertible Notes (collectively, the "Notes") in the aggregate principal amount of $52.5 million issued by EBOF to the Noteholders pursuant to the Securities Purchase Agreement; (ix) the warrants to purchase in excess of 9,000,000 shares of common stock of EBOF at the exercise price of $2.90 (the "Warrants") issued by EBOF to the Noteholders in connection with the Securities Purchase Agreement; (x) the Registration Rights Agreement ") issued in connection with the Securities Purchase Agreement; (the "Registration Rights Agreement" collectively with the Initial Bridge Transaction Documents, the Second Bridge Transaction Documents, the Securities Purchase Agreement, Notes, and Warrants, the "Transaction Documents") or (xi) the

involuntary bankruptcy proceeding commenced against EBOF by certain Noteholders on July 11, 2007 pursuant to Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Case No. 07-10928 (CSS) (the "Bankruptcy Case") including but not limited to, all claims that could have been asserted under Section 303(i) of the Bankruptcy Code and any counterclaims or cross-claims related thereto.

The Noteholders on behalf of themselves their present and former employees, officers, directors, members, attorneys, subsidiaries, affiliates, divisions, assignors, predecessors, successors and assigns, investment managers, control persons, partners, shareholders, in their capacities as such (collectively, the "Noteholder Releasors"), hereby release and forever discharge the present and former employees, officers, directors, and attorneys of EBOF and the Subsidiaries (but not EBOF or such Subsidiaries themselves), in their capacities as such (collectively, the "EBOF Released Parties"), of and from any and all claims, liabilities, demands, rights, obligations, damages, expenses, attorneys' fees and causes of action whatsoever from the beginning of the world to the date of this Release, whether individual, class or derivative in nature, whether at law or in equity, whether based on federal, state or foreign law right of action, foreseen or unforeseen, matured or unmatured, known or unknown, accrued or not accrued, which Noteholder Releasors have, had, or can, shall or may hereafter have against the EBOF Released Parties that arise out of, relate to, or are in any way connected with (i) the Transaction Documents, or (ii) the Bankruptcy Case. For the avoidance of doubt, the EBOF Released Parties shall not include EBOF or any of its Subsidiaries.

This Release shall be placed into escrow pursuant to an escrow agreement (the "Escrow Agreement," the form of which is attached hereto as Exhibit C) and shall be released therefrom and become effective in accordance with its terms upon on the date that the order by the Bankruptcy Court dismissing the Bankruptcy Case is entered on the docket and such order is not subject to a stay (the "Dismissal Date") provided that such Dismissal Date occurs on or before December 21, 2007 (unless extended in writing by all Noteholders). If any Purchase and Sale Agreement (as defined in the Escrow Agreement) terminates prior to the Dismissal Date in accordance with section 2(c) thereof, this Escrow Agreement shall be null, void and of no further force and effect as between the EBOF Releasors and the seller under such terminated Purchase and Sale Agreement.

The EBOF Releasors and Noteholder Releasors hereby acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Release but that it is their intention, to, and they do hereby fully, finally and forever settle and release any and all claims, liabilities, demands, and causes of action, known or unknown, suspected and unsuspected, of every kind and nature whatsoever, which now exist, may hereafter exist, or may heretofore have existed with respect to the subject matter of this Release. In furtherance of such intention, they acknowledge that this Release shall be and remain in effect as a full and complete release, notwithstanding the subsequent discovery or existence of any such additional or different facts.

Nothing in this release shall release EBOF or its Subsidiaries with respect to any obligation to the Noteholders including, but not limited to, obligations arising out of any of the Transaction Documents, the Interim Restructuring Agreement, dated November 13, 2007 (the "Interim Restructuring Agreement"), or any of the documents contemplated in the Interim Restructuring Agreement. Nothing in this release shall release Dennis McLaughlin from any obligation to the Noteholders arising out of the Interim Restructuring Agreement or any of the documents contemplated in the Interim Restructuring Agreement, including, without limitation, the Guaranty by Dennis McLaughlin, dated November 13, 2007.

In any litigation arising from or related to an alleged breach of this Release, this Release may be pleaded as a defense, counterclaim or cross claim, and shall be admissible into evidence without any foundation testimony whatsoever.

The EBOF Releasors expressly covenant and agree that this Release shall be binding in all respects upon their respective successors, assigns and transferees, and shall inure to the benefit of successors and assigns of the Released Parties.

This Release shall be governed by New York law without giving effect to any conflict of law provisions and shall not be altered, amended or modified in any respect, except by a writing duly signed by the party against whom.the alteration, amendment or modification is to be charged.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has duly executed this Release.

EARTHBIOFUELS, INC. on behalf of itself and
the Subsidiaries

Bv: /s/ Dennis McLaughlin
Name:  Dennis McLaughlin
Title:                      CEO
Date:                      11-13-07

IN WITNESS WHEREOF, the undersigned has duly executed this Release.

CASTLERIGG MASTER INVESTMENTS                                                                                                           EVOLUTION MASTER FUND LTD. SPC,
LTD                                                                                     SEGREGATED PORTFOLIO M
By: Sandell Asset Management Corp.

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

CAPITAL VENTURES INTERNATIONAL                                                                                                RADCLIFFE SPC, LTD. FOR AND ON
By: Heights Capital Management, Inc. its                                                                                                BEHALF OF THE CLASS A
authorized agent                                                                                     CONVERTIBLE CROSSOVER
SEGREGATED PORTFOLIO
By: RG Capital Management, L.P.
By:                                                                By: RGC Management Company, LLC
Name:
Title:                                                                           By:
Name:
Title:
YA GLOBAL INVESTMENTS, L.P.                                                                                                CRANSHIRE CAPITAL, LP

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

PORTSIDE GROWTH AND
OPPORTUNITY FUND

By:
Name:
Title:

RELEASE EXHIBIT A

SCHEDULE OF EARTH BIOFUELS, INC. SUBSIDIARIES

SUBSIDIARY

Earth LNG, Inc.

Applied LNG Technologies USA, LLC

Alternative Dual Fuels, Inc.
d/b/a Apollo Leasing, Inc.

Arizona LNG, LLC

Fleet Star, Inc.

Durant Biofuels, LLC

Earth Biofuels Technology Co., LLC
d/b/a Advanced Biofuels Technology, LLC

Earth Biofuels Distribution Co.

Earth Biofuels of Cordele, LLC

B20 Customs, LLC

Earth Biofuels Operating, Inc.

Earth Biofuels Retail Fuels, Co.

Earth Ethanol, Inc.

Earth Ethanol of Washington, LLC

RELEASE EXHIBIT B

SCHEDULE OF NOTEHOLDERS

NOTEHOLDERS
CASTLERIGG MASTER INVESTMENTS LTD.
PORTSIDE GROWTH & OPPORTUNITY FUND
YA GLOBAL INVESTMENTS, L.P. FORMERLY KNOWN AS CORNELL CAPITAL PARTNERS, LP
EVOLUTION MASTER FUND LTD. SPC, SEGREGATED PORTFOLIO M
RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE CLASS A CONVERTIBLE CROSSOVER SEGREGATED PORTFOLIO
CRANSHIRE CAPITAL LP
CAPITAL VENTURES INTERNATIONAL

[RELEASE] EXHIBIT C

ESCROW AGREEMENT

Escrow Agreement dated as of November 13, 2007 (the "Agreement Date") among (i) SCHULTE ROTH & ZABEL LLP ("SRZ"); (ii) LENDERS that are signatories hereto (collectively, the "Lenders"); (iii) EARTH BIOFUELS, INC., a Delaware Corporation, ("EBOF"); (iv) DENNIS MCLAUGHLIN, ("McLaughlin") an individual; and (v) entities listed on the SCHEDULE OF EBOF SUBSIDIARIES attached hereto as Schedule A (individually, a "Subsidiary" and collectively, the "Subsidiaries"). SRZ, the Lenders, EBOF, McLaughlin, and the Subsidiaries shall each be referred to herein as a "Party" and collectively, the "Parties."

WHEREAS, EBOF and certain Noteholders2 are parties to a Securities Purchase Agreement, dated as of July 24, 2006 (the "Securities Purchase Agreement"), pursuant to which EBOF issued (i) 8% o Senior Convertible Notes in the aggregate principal amount of $52.5 million, which were unsecured and convertible into shares of EBOF's common stock at $2.90 per share, and (ii) warrants to purchase in excess of 9,000,000 shares of common stock of EBOF at the exercise price of $2.90; and in connection with the Securities Purchase Agreement, EBOF executed a Registration Rights Agreement under which it agreed to cooperate in the registration of the securities under the Securities Purchase Agreement.

WHEREAS, on July 11, 2007, Radcliffe, Yorkville, Castlerigg, Portside and Evolution (collectively, the "Petitioning Creditors") commenced an involuntary bankruptcy proceeding against EBOF pursuant to Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Case No. 07-10928 (CSS) (the "Bankruptcy Case");

WHEREAS, pursuant to the Interim Restructuring Agreement dated November 13, 2007 (the "Interim Restructuring Agreement"), the parties thereto agreed to execute the Interim Restructuring Agreement and related exhibits and to place the executed agreement and related exhibits in escrow with SRZ pending the release condition described below;

WHEREAS, pursuant to the Purchase and Sale Agreements, each dated November 13, 2007 (the "Purchase and Sale Agreements"), the parties thereto agreed to execute the Purchase and Sale Agreements and to place each executed agreement in escrow with SRZ pending the release condition described below;

WHEREAS, pursuant to the Release, dated November 13, 2007 (the "Release") the parties thereto agreed to execute the Release and to place the executed Release in escrow with SRZ pending the release condition described below;

2 "Noteholders" shall mean Castlerigg Master Investments Ltd. ("Castlering"); Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio ("Radcliffe"); Cranshire Capital L.P. ("Cranshire"); and YA Global Investments, L.P. (formerly known as Cornell Capital, L.P. ("Yorkville")), Portside Growth and opportunity Fund ("Portside"), Capital Ventures International, Evolution Master Fund Ltd. SPC, Segregated Portfolio M ("Evolution"), and Kings Road Investments Ltd.

WHEREAS, pursuant to the Guaranty by Dennis McLaughlin, dated November 13, 2007 (the "McLaughlin Guaranty") the parties thereto agreed to execute the McLaughlin Guaranty and to place the executed McLaughlin Guaranty in escrow with SRZ pending the release condition described below;

WHEREAS, pursuant to the Guaranty by the Subsidiaries, dated November 13, 2007 (the "Subsidiary Guaranty") the parties thereto agreed to execute the Subsidiary Guaranty and to place the executed Subsidiary Guaranty in escrow with SRZ pending the release condition described below;

WHEREAS, pursuant to the Confessions of Judgment, each dated November 13, 2007 (the "Confessions of Judgment") EBOF agreed to execute the Confessions of Judgment and to place the executed Confessions of Judgment in escrow with SRZ pending the release condition described below;

WHEREAS, SRZ has agreed to serve as escrow agent pursuant to the terms and conditions hereof and to hold and release the (i) Interim Restructuring Agreement; (ii) Purchase and Sale Agreements; (iii) Release; (iv) McLaughlin Guaranty; (v) Subsidiary Guaranty; and (vi) Confessions of Judgment (collectively, the "Escrow Documents") in accordance with section 3 of this Escrow Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties hereto agree as follows:

1.           Appointment of and Acceptance by SRZ. The Parties hereby appoint SRZ to serve as escrow agent hereunder. SRZ hereby accepts such appointment and, upon receipt of the Escrow Documents, agrees to hold and release the Escrow Documents in accordance with this Escrow Agreement. SRZ does not have any interest in the Escrow Documents but is serving as escrow agent only and having only possession thereof.

2.           Delivery of Escrow Documents to SRZ. Each Party hereto agrees to deliver original versions of the executed Escrow Documents (applicable to such Party) to SRZ.

3.           Release Conditions. SRZ shall hold the Escrow Documents until the date that is the earlier of (i) an order dismissing the Bankruptcy Case (a "Dismissal Order") is entered on the Bankruptcy Court's docket and such order is not subject to a stay (the "Dismissal Date"); and (ii) December 21, 2007. If the Dismissal Date occurs on or before December 21, 2007 (or such later date as may be agreed in writing by all Lenders prior to the expiration of such date or dates), the provisions of the Escrow Documents not already effective shall become effective upon the Dismissal Date with no further action required by any Party, and SRZ shall release the Escrow Documents to the respective Parties that are signatories to such documents. If the Dismissal Date fails to occur on or before December 21, 2007 (or such later date as may be agreed in writing by all Lenders prior to the expiration of such date or dates) (a "Failure Event"), then, (a) EBOF shall immediately file a notice of withdrawal of the joint motion to dismiss the Bankruptcy Case (the "Withdrawal Notice"), which the Lenders that are Petitioning Creditors hereby authorize upon the occurrence of a Failure Event (or if EBOF fails to do so, EBOF hereby authorizes the Lenders that are Petitioning Creditors to do so on EBOF's behalf), and (b) the Escrow Documents shall be of no further force or effect, and SRZ shall return the Escrow Documents to the respective Parties that delivered such documents to SRZ upon entry of the Withdrawal Notice on the docket of the Bankruptcy Court, provided that a Dismissal Order has not been previously docketed. If the joint motion to dismiss the Bankruptcy Case is denied, or a Withdrawal Notice is filed before a Dismissal Order (if any) is entered as provided above, in each case, to the fullest extent possible each of the Parties shall be restored to the position it held immediately before the Agreement Date, the Escrow Documents shall be of no further force or effect, and SRZ shall return the Escrow Documents to the respective Parties that delivered such documents to SRZ.

4.           Termination of Purchase and Sale Agreement. If any Purchase and Sale Agreement terminates prior to the Dismissal Date in accordance with section 2(c) thereof, such Purchase and Sale Agreement shall be null, void and of no further force and effect, and SRZ shall return such Purchase and Sale Agreement and the related Release to the parties that delivered such documents to SRZ.

5.           Duties and Responsibilities of SRZ. The Parties acknowledge and agree that SRZ (i) shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement; (ii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof.

6.           Exculpation and Indemnification. SRZ shall not be liable for, and each Party, shall jointly and severally indemnify and hold SRZ harmless from and against, any and all losses, liabilities, claims, actions, damages and expenses, including attorneys' fees and disbursements, arising out of or in connection with this Escrow Agreement. This section shall survive termination of this Escrow Agreement.

7.           Termination. This Escrow Agreement shall continue in effect until the earlier of the following to occur: (i) all Escrow Documents are released, or (ii) December 21, 2007, unless such date is extended in writing by all Lenders.

8.           Notices. Any written notice required to be given under this Escrow Agreement shall be sent to the following by mail, electronic mail or facsimile, and shall be deemed given upon such mailing and sending by facsimile:

If to SRZ:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:                                (212) 756-2000
Facsimile:                                (212) 593-5955
Attention:                                David M. Hillman, Esq. (david.hillman@srz.com)
Jeffrey S. Sabin, Esq. (jeffrey.sabin@srz.com)

If to EBOF, Dennis McLaughlin, or the Subsidiaries:

3001 Knox Street, Suite 403
Dallas, Texas 75205
Telephone:                                (214) 389-9800
Facsimile:                                (214) 389-9805
Attention: Dennis McLaughlin

with a copy to:

Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
Telephone:                                (214) 969-4710
Facsimile:                                (214) 969-4343
Attention: Charles R. Gibbs, Esq.

If to Castlerigg (the extent a signatory hereto):

40 West 57th Street
26th Floor
New York, New York 10019
Telephone:                                (212) 603-5700
Facsimile:                                (212) 603-5710
Attention:                                Cem Hacioglu (chacioglu@sandellmgmt.com)
Matthew Pliskin (mpliskin@sandellmgmt.com)

with a copy to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:                                (212) 756-2000
Facsimile:                                (212) 593-5955
Attention:                                David M. Hillman, Esq.(david.hillman@srz.com)
Jeffrey S. Sabin, Esq. (jeffrey.sabin@srz.com)

If to Radcliffe (the extent a signatory hereto):

c/o RG Capital Management, L.P.
3 Bala Plaza East, Suite 501
Bala Cynwyd, PA 19004
Telephone:                                (610) 617-5911
Facsimile:                                (610) 617-0570
Attention:                                Gerald F. Stahlecker

(gstahlecker@radcliffefunds.com)

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Telephone:                                (212) 230-8800
Facsimile:                                (212) 230-8888
Attention: Philip D. Anker, Esq. (Philip.Anker@wilmerhale.com)

If to Yorkville (the extent a signatory hereto):

101 Hudson Street, Suite 3700
Jersey City, New Jersey 07303
Attention: Eric Hansen, Esq.
(ehansen@yorkvilleadvisors.com)

with a copy to:

Baker Botts L.L.P.
2001 Ross Avenue
Dallas, Texas 75201
Telephone:                                (214) 953-6571
Facsimile:                                (214) 953-6503
Attention: C. Luckey McDowell, Esq.
(luckey.mcdowell@bakerbotts.com)

If to Cranshire (the extent a signatory hereto):

Greenberg Traurig LLP
77 W. Wacker Dr., Suite 2500
Chicago, Illinois 60601
Telephone:                                (312) 456-8448
Facsimile:                                (312) 456-8435
Attention:                                Todd Mazur, Esq.- (mazurt@gtlaw.com)
Peter Lieberman (liebermanp@gtlaw.com)

If to Evolution (the extent a signatory hereto):

c/o Evolution Capital Management LLC
2425 Olympic Boulevard, Suite 120E
Santa Monica, California 90404
Telephone:                                (310) 315-8866
Attention:                                Brian S. Yeh (brian.yeh@evoftind.com)

with a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Telephone:                                (212) 504-6373
Facsimile:                                (212) 504-6666
Attention:                                Gregory M. Petrick, Esq.
(gregory.petrick@cwt.com)

If to Kings Road (the extent a signatory hereto):

c/o Polygon Investment Partners LP
598 Madison Avenue, 14th Floor
New York, New York 10022
Telephone:                                (212) 359-7300
Facsimile:                                (212) 359-7303
Attention:                                Erik M.W. Casperson
(ecaspersen@polygoninv.com)
Brandon L. Jones (bjones@polygoninv.com)

with a copy to:

Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Telephone:                                (213) 485-1234
Facsimile:                                (213) 891-8763
Attention:                                Russell Sauer, Esq. (russ.sauer@lw.com)

If to CVI (the extent a signatory hereto):

c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, California 94111
Telephone:                                (415) 403-651.0
Facsimile:                                (610) 617-3896
Attention:                                Michael Spolan (Michael.Spolan@sig.com)

with a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers, LLP
919 Market Street, Suite 1000
Wilmington, Delaware 19801
Telephone:                                (302) 426-1189
Facsimile:                                (302) 426-9193

Attention:                                Richard M. Beck, Esq. (rbeck@klehr.com)

If to Portside (the extent a signatory hereto):

c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York 10017
Telephone:                                (212) 845-7955
Facsimile:                                (212) 201-4802
Attention:                                Jeffrey Smith Osmith@ramius.com)
Peter Feld (pfeld@ramius.com)
Owen Littman (olittman@ramius.com)

with a copy to:

Hennigan, Bennett & Dorman
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Telephone:                                (213) 694-1012
Facsimile:                                (213) 694-1234
Attention:                                Bruce Bennett, Esq. (bennettb@hbdlawyers.com)

9.           Governing Law. Jurisdiction. Jury Trial.          All questions concerning the construction, validity, enforcement and interpretation of this Escrow Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. The Parties hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum o_r that the venue of such suit, action or proceeding is improper. ' The Parties hereby irrevocably waive personal service of process and consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Escrow Agreement and agree that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS ESCROW AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

10.           Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

11.           Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Escrow Agreement.

12.           Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Escrow Agreement and shall be. considered prima facie evidence of the facts and documents referred to therein.

13.           Effective Date. This Escrow Agreement shall be effective as of the date first mentioned above.

IN WITNESS WHEREOF, the Parties to this Escrow Agreement have caused their respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

Earth Biofuels, Inc.                                                                                     Castlerigg Master Investments Ltd.
By: Sandell Asset Management Corp.

By:  _____________________________
By: /s/ Dennis McLaughlin                                                                           Name:
Name:  Dennis McLaughlin                                                                                     Title:
Title: CEO

Evolution Master Fund. SPC, Segregated                                                                                                Capital Ventures International
Portfolio M                                                                                     By:           Heights Capital Management, Inc.
its authorized agent

By: ____________________________                                                                                                By: ______________________________
Name:                                                                                     Name:
Title:                                                                                     Title:

Radcliffe SPC, Ltd. for and on behalf of the                                                                                                           YA Global Investments, L.P. (formerly,
Class A Convertible Crossover Segregated                                                                                                Cornell Capital Partners, LP
Portfolio                                                                           By:           Yorkville Advisors, LLC
By:           RG Capital Management Company,                                                                                     Its:           General Partner
L.P.
By:           RGC Management Company, LLC

By: _______________________________                                                                                                           By: ______________________________
Name:                                                                                     Name:
Title:                                                                                     Title:

Cranshire Capital, LP                                                                                                Portside Growth and Opportunity Fund

By: ________________________________                                                                                                           By: ______________________________
Name:                                                                                     Name:
Title:                                                                                     Title:

Kings Road Investments Ltd.

By: ________________________________
Name:
Title:

IN WITNESS WHEREOF, the parties to this Agreement have caused their respective signature page to this Interim Restructuring Agreement to be duly executed as of the date first written above.

Name

Signature

Address

STATE OF TEXAS )
) ss.
COUNTY OF DALLAS )

BEFORE ME,  the duly undersigned authority, on this day personally appeared DENNIS MCLAUGHLIN, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

Given under my hand and seal of office, this ___ day of _______, 2007.

(Seal)                                                                                     Notary Public, State of Texas

(Notary’s Name Typed or Printed)
My Commission Expires:
           IN WITNESS WHEREOF, the parties to this Agreement have caused their respective signature page to this Interim Restructuring Agreement to be duly executed as of the date first written above.

Earth LNG, Inc.                                                                                     Earth Biofuels Technology Co, LLC
d/b/a Advanced Biofuels Technology, LLC

By:                                                                By:
Name:                                                                           Name:
Title:                                                                                     Title:

Applied LNG Technologies USA, LLC                                                                                                Earth Biofuels Distribution Co.

By:                                                                By:
Name:                                                                           Name:
Title:                                                                                     Title:

Alternative Dual Fuels, Inc.                                                                                                Earth Biofuels of Cordele, LLC
d/b/a Apollo Leasing, Inc.

By:                                                                By:
Name:                                                                           Name:
Title:                                                                                     Title:

Arizona LNG, LLC                                                                                     B20 Customs, LLC

By:                                                                By:
Name:                                                                           Name:
Title:                                                                                     Title:

Fleet Star, Inc.                                                                                     Earth Biofuels Operating, Inc.

By:                                                                By:
Name:                                                                           Name:
Title:                                                                                     Title:

Durant Biofuels, LLC                                                                                                Earth Biofuels Retail Fuels, Co.

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

Earth Ethanol of Washington, LLC                                                                                                Earth Ethanol, Inc.

By:                                                                By:
Name:                                                                           Name:
Title:                                                                                     Title:

IN WITNESS WHEREOF, the parties to this Escrow Agreement have caused their respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

SCHULTE ROTH & ZABEL, LLP
In its capacity as escrow agent

By:
Title:
[ESCROW] EXHIBIT A

SCHEDULE OF EBOF SUBSIDIARIES

Subsidiary

Earth LNG, Inc.

Applied LNG Technologies USA, LLC

Alternative Dual Fuels, Inc.
d/b/a Apollo Leasing, Inc.

Arizona LNG, LLC

Fleet Star, Inc.

Durant Biofuels, LLC

Earth Biofuels Technology Co., LLC
d/b/a Advanced Biofuels Technology, LLC

Earth Biofuels Distribution Co.

Earth Biofuels of Cordele, LLC

B20 Customs, LLC

Earth Biofuels Operating, Inc.

Earth Biofuels Retail Fuels, Co.

Earth Ethanol, Inc.

Earth Ethanol of Washington, LLC

EXHIBIT B

MCLAUGHLIN GUARANTY
EXECUTION VERSION

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (the "Guaranty") is executed as of November 13, 2007, by Dennis McLaughlin (the "Guarantor"), for the ratable benefit of the lenders listed that are signatories hereto (collectively, the "Lenders").

W I T N E S S E T H:

WHEREAS, Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio ("Radcliffe"), Castlerigg Master Investments Ltd. ("Castlerigg"), and Capital Ventures International ("CVI"; collectively, the "Initial Bridge Lenders") are parties to a Securities Purchase Agreement, dated as of June 7, 2006 (the "Initial Bridge Securities Purchase Agreement") with Earth Bioftiels, Inc. ("EBOF"), pursuant to which EBOF issued, among other things, warrants to purchase 1,500,000 shares of common stock, $0.001 par value (the "Common Stock"), of EBOF at the exercise price of $2.93 (the "Initial Bridge Warrants") and in connection with the Initial Bridge Securities Purchase Agreement, EBOF executed a Registration Rights Agreement: (the "Initial Bridge Registration Rights Agreement," collectively with the Initial Bridge Securities Purchase Agreement and the Initial Bridge Warrants, the "Initial Bridge Transaction Documents") under which it agreed to cooperate in the registration of the securities under the Initial Bridge Securities Purchase Agreement;

WHEREAS, Castlerigg (the "Second Bridge Lender") is a party to a Securities Purchase Agreement, dated as of July 10, 2006 (the "Second Bridge Securities Purchase Agreement") with EBOF, pursuant to which EBOF issued, among other things, warrants to purchase 1,500,000 shares of Common Stock at the exercise price of $2.50 (the "Second Bridge Warrants") and in connection with the Second Bridge Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the "Second Bridge Registration Rights Agreement," collectively with the Second Bridge Securities Purchase Agreement, Second Bridge Warrants, the "Second Bridge Transaction Documents") under which it agreed, to cooperate in the registration of the securities under the Second Bridge Securities Purchase Agreement;

WHEREAS, Radcliffe, Castlerigg, CVI, YA Global Investments, L.P. (formerly known as Cornell Capital, L.P. ("Yorkville")), Cranshire Capital L.P. ("Cranshire"), Portside Growth
and Opportunity Fund ("Portside"), Evolution Master Fund Ltd. SPC, Segregated Portfolio. M ("Evolution"), and Kings Road Investments Ltd. ("Kings Road"; collectively, the "Noteholders") are parties to a Securities Purchase Agreement, dated as of July 24, 2006 (the "Securities Purchase Agreement") with EBOF, pursuant to which EBOF issued (i) 8% Senior Convertible Notes (collectively, the "Notes") in the aggregate principal amount of $52.5 million, which were unsecured and convertible into shares of Common Stock at $2.90 per share, and (ii) warrants to purchase in excess of 9,000,000 shares of common stock of EBOF at the exercise price of $2.90 (the "Warrants") and in connection with the Securities Purchase Agreement, EBOF executed a. Registration Rights Agreement (the "Registration Rights Agreement," collectively with the Initial Bridge Transaction Documents, the Second Bridge Transaction

Documents, the Securities Purchase Agreement, Notes, and Warrants, the "Transaction Documents") under which it agreed to cooperate in the registration of the securities under the Securities Purchase Agreement;

WHEREAS, certain Noteholders individually delivered an Event of Default Redemption Notice to EBOF identifying various events of default under the Notes and demanding that EBOF redeem the Noteholders' interest in the Notes at the so-called Event of Default Redemption Price, and EBOF failed to remit the Event of Default Redemption Price;

WHEREAS, Guarantor acknowledges that Events of Default (as defined in the Transaction Documents) have occurred and are continuing;

WHEREAS, EBOF and Guarantor acknowledge that the aggregate amount of the outstanding amount due and owing to the Noteholders is $100,651,173.00 (as of September 28, 2007), plus fees, costs, and expenses, and such amount is payable to the Noteholders without setoff, counterclaim, deduction, offset or defense (the "Total Debt");

WHEREAS, on July 11, 2007, Radcliffe, Yorkville, Portside, Castlerigg and Evolution commenced an involuntary bankruptcy proceeding against EBOF pursuant to Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware, Case No. 07-10928 (CSS) (the "Bankruptcy Case");

WHEREAS, EBOF wishes to explore the possibility of restructuring and modifying the existing rights and obligations under the Transaction Documents with the Noteholders through one or more definitive documents to be negotiated during the course of the next 6 to 12 months (the "Restructuring Transaction");

WHEREAS, at EBOF's request, the Lenders are willing, subject to and on the terms and conditions set forth in the Interim Restructuring Agreement (as defined below) and in the documents to be executed in connection therewith, to forbear from exercising rights and remedies under the Transaction Documents and to consent to dismissal of the Bankruptcy Case in exchange for the terms hereof and of the Interim Restructuring Agreement and the other documents to be executed in connection therewith;

WHEREAS, pursuant to the Interim Restructuring Agreement, dated November 13, 2007 (the "Interim Restructuring Agreement"), EBOF has, among other things, executed confessions of judgment (the "Confessions of Judgment"), which shall not be filed until the occurrence of certain events specified in the Interim Restructuring Agreement;

WHEREAS, to facilitate a consensual restructuring Guarantor has agreed to guarantee a portion of the Total Debt for the ratable benefit of the Lenders;

WHEREAS, Guarantor is the owner of direct or indirect interests in EBOF and EBOF's subsidiaries (the "Subsidiaries") (as the case may be), and Guarantor will directly benefit from the restructuring negotiations.

NOW, THEREFORE, as an inducement to the Lenders to negotiate a restructuring, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

ARTICLE I

NATURE AND SCOPE OF GUARANTY

Section 1.1         Guaranty of Debt.                  Guarantor hereby irrevocably and unconditionally guarantees for the ratable benefit3 of each Lender the prompt payment of each such Lender's Pro Rata Share of the Total Debt in the maximum aggregate amount of $7,000,000.00 (the "Maximum Guaranty Amount"), which shall be immediately due and payable upon demand after the occurrence of a Trigger Event (as defined below).

Section 1.2          Guaranty Reduction. Subject to the limitation set forth below, the Maximum Guaranty Amount shall be reduced by $500,000 for each $1,000,000 of cash or non-cash consideration distributed from and after the date hereof to the Lenders in satisfaction of the Total Debt, provided that the Lenders holding 66%% of the aggregate face amount of the Notes then outstanding (the "Required Lenders") shall determine the value of all non-cash consideration in good faith and in their sole discretion. The foregoing reduction in the Maximum Guaranty Amount shall not apply if any of the following events occurs (each a "Trigger Event"):

(a)           prior to the Restructuring Consummation Deadline. (as defined in section 1.2(e) below), either (x) an order for relief is entered in a case under the Bankruptcy Code with respect to McLaughlin, EBOF, or any Subsidiary, or (y) an involuntary bankruptcy petition is filed against EBOF or any Subsidiary and such petition is not dismissed on or. before sixty (60) days after the date such petition is filed;

(b)           failure of EBOF to execute security documents (in form and substance acceptable to the Required Lenders, as determined by the Required Lenders in their sole discretion) sufficient to provide the Lenders with liens, subject only to any then-valid existing liens, on all of EBOF's assets to secure EBOF's obligations under the Confessions of Judgment and/or the Transaction Documents on or. before ten (10) days after the date that, the order dismissing the Bankruptcy Case is entered on the docket4;

(c)           failure of all of the Subsidiaries to execute security documents (in form and substance acceptable to the Required Lenders as determined by the Required

3 The ratable benefit will be determined by calculating the Lender's pro rata share ("Pro Rata Share"), which means the ratio determined by dividing (x) the face amount of the Notes then held by such Lender by (y) the face amount of Notes then held by all Lenders.

4 The date that the order dismissing the Bankruptcy Case is entered on the docket and such order is not subject to any stay shall be referred to herein as the "Dismissal Date."

Lenders in their sole discretion), in favor of the Lenders, subject only to any then-valid existing liens,

securing their respective obligations under the guaranty by the Subsidiaries on or before ten (10) days after the Dismissal Date;

(d)           failure of EBOF and Subsidiaries to execute a term sheet with the material terms of a restructuring (in form and substance acceptable to the Required Lenders in their sole discretion) (the "Restructuring Term Sheet") on or before thirty (30) days after the Dismissal Date;

(e)           failure of EBOF and Subsidiaries to consummate the transactions contemplated in the Restructuring Term Sheet fully (as determined by the Required Lenders in their reasonable discretion) on or before one hundred and twenty (120) days after the Dismissal Date (the "Restructuring Consummation Deadline");

(f)           any action is commenced to void, avoid, invalidate, subordinate, recharacterize, reduce or recover (in whole or in part) any or all of the Release, this Guaranty, the Noteholders' claims against EBOF, the Confessions of Judgment, the Subsidiary Guaranty (each as described in the Interim Restructuring Agreement and collectively, the "Collateral Documents"), any claim of any of the Lenders under any of the Notes or any of the other Transaction Documents, any lien granted to secure any such 'claim or obligation under any of the Collateral Documents or any of the Transaction Documents (including, without limitation, the actions described in sections 5 (b) and (c) of the Interim Restructuring Agreement), or any payment made in respect of any such claim or obligation; or (g) EBOF or any Subsidiary grants or permits to exist any lien not in existence as of the date of this Guaranty on any of its assets.

Section 1.3                                Elimination of Guaranty. If EBOF and its Subsidiaries fully consummate the transactions contemplated in the Restructuring Term Sheet (as determined by the Required Lenders in their reasonable discretion) on or before the Restructuring Consummation Deadline, this Guaranty shall terminate and no longer be of any force and effect unless there is any action commenced seeking to void, avoid, invalidate, subordinate, recharacterize, reduce or recover (in whole or in part) any such transactions or any lien granted to secure, or any payment made on, any obligation owing to the Lenders in connection with any such transactions, any of the Transaction Documents, or any of the Collateral Documents.

Section 1.4                                Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty shall not be discharged by the assignment or negotiation of all or part of the Notes.

Section 1.5                                Guaranteed Obligations Not Reduced by Offset. The Guaranty and obligations of the Guarantor to the Lenders shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of EBOF or any of its Subsidiaries, or any other party, against the Lenders.

Section 1.6                                Payment By Guarantor. If all or any part of the obligations under this Guaranty shall not be punctually paid when due, the Guarantor shall, immediately upon demand by the Lenders pay in lawful money of the United States of America, the amounts due to the Lenders at the addresses as set forth herein for the Lenders. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

Section 1.7                                No Duty To Pursue Others. It.shall not be necessary for the Lenders (and the Guarantor hereby waives any rights that the Guarantor may have to require the Lenders), in order to enforce the obligations of the Guarantor hereunder, first to (a) institute suit or exhaust its remedies against EBOF or any Subsidiary or others liable under the Transaction Documents or the Confessions of Judgment or any other person, (b) enforce the Lenders' rights against any collateral which shall ever have been given to secure any of the obligations of EBOF or its Subsidiaries, (c) enforce the Lenders' rights against any other guarantors, (d) join EBOF or its Subsidiaries or any others liable on the Total Debt in any action seeking to enforce this Guaranty, or (f) resort to any other means of obtaining payment of the Total Debt. The Lenders shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Total Debt.

Section 1.8                                Payment of Expenses. In the event that the Guarantor should breach or fail to timely perform any provision of this Guaranty, the Guarantor shall, immediately upon demand by the Lenders, pay the Lenders all reasonable out-of-pocket costs and expenses (including court costs and attorneys' fees) incurred by the Lenders in the enforcement hereof or the preservation of the Lenders' rights hereunder.

Section 1.9                                Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, the Lenders must rescind or restore any payment, or any part thereof, received by the Lenders in satisfaction of the obligations hereunder, any prior release or discharge from the terms of this Guaranty given to the Guarantor by the Lenders shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of the Guarantor that the Guarantor's obligations hereunder shall not be discharged except by the Guarantor's indefeasible payment of such obligations and then only to the extent of such performance.

Section 1.10                                Waiver of Subrogation. Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of the Lenders), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from EBOF, its Subsidiaries, or any other party liable for payment of any or all of the Total Debt for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

ARTICLE II

EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTOR'S OBLIGATIONS

Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) except as otherwise expressly provided herein which Guarantor might otherwise have as a result of or in connection with any of the following:

Section 2.1                                Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Total Debt under the Transaction Documents.

Section 2.2                                Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Lenders to EBOF.

Section 2.3                                Condition of EB.OF. Subsidiaries, or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of EBOF or any Subsidiary or any other party at any time liable for the payment of all or part of the Total Debt; or any dissolution of EBOF or any Subsidiary, or any sale, lease or transfer of any or all of the assets of EBOF or any Subsidiary, or any changes in the shareholders, partners or members of EBOF or any Subsidiary; or any reorganization of EBOF, any Subsidiary, or the Guarantor.

Section 2.4                                Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the' Total Debt, or any document or agreement executed in connection with the Total Debt, for any reason whatsoever is illegal, uncollectible or unenforceable.

Section 2.5                                Release of Obligors. Any full or partial release of the liability of EBOF or any Subsidiary on the Total Debt or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Total Debt, or any part thereof.

Section 2.6                                Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Total Debt.

Section 2.7                                Offset. Any existing or future right of offset, claim or defense of EBOF or any Subsidiary against the Lenders, or any other person, or against payment of the Total Debt, whether such right of offset, claim or defense arises in connection with the Total Debt or otherwise.

Section 2.8                                Merger. The reorganization, merger or consolidation of EBOF or any Subsidiary into or with any other corporation or entity.

Section 2.9                                Preference. Any payment by EBOF or any Subsidiary to the Lenders is held to constitute a preference under bankruptcy laws, or for any reason the Lenders are required to refund such payment or pay such amount to EBOF or any Subsidiary or someone else.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce Lenders to negotiate a restructuring of the Total Debt, Guarantor represents and warrants to the Lenders as follows:

Section 3.1                                Benefit. Guarantor is the owner of direct and indirect interests in EBOF and the Subsidiaries, and has received, or will receive, direct and indirect benefits from the making of this Guaranty.

Section 3.2                                Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of EBOF and its Subsidiaries; however, Guarantor is not relying on such financial condition as an inducement to enter into this Guaranty.

Section 3.3                                No Representation By Lenders. None of the Lenders, or any other party has made any representation, warranty or statement to the Guarantor in order to induce the Guarantor to execute this Guaranty.

Section 3.4                                Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor, is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

Section 3.5                                Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

Section 3.6                                Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

ARTICLE IV

MISCELLANEOUS

Section 4.1                                Effective Date. This Guaranty shall be placed into escrow pursuant to an escrow agreement (the form of which is attached hereto as Exhibit A) and shall be released from escrow and become effective as of the Dismissal Date.

Section 4.2                                Waiver. No failure to exercise, and no delay in exercising, on the part of the Lenders, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Lenders hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

(a)           Notices. Any written notice required to be given under this Guaranty shall be sent to the following by mail, electronic mail or facsimile, and shall be deemed given upon such mailing and sending by facsimile:

If to EBOF, Dennis. McLaughlin, or the Subsidiaries:

3001 Knox Street, Suite 403
Dallas, Texas 75205
Telephone:                                (214) 389-9800
Facsimile:                                (214) 389-9805
Attention: Dennis McLaughlin

with a copy to:

Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
Telephone:                                (214) 969-4710
Facsimile:                                (214) 969-4343
Attention:. Charles R. Gibbs, Esq.

If to Castlerigg (to the extent a signatory hereto):

40 West 57th Street
26th Floor
New York, New York 10019
Telephone:                                (212) 603-5700
Facsimile:                                (212) 603-5710
Attention:                                Cem Hacioglu (chacioglu@sandellmgmt.com)'
Matthew Pliskin (mpliskin@sandellmgmt.com)

with a copy to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:                                (212) 756-2000
Facsimile:                                (212) 593-5955
Attention:                                David M. Hillman, Esq.(david.hillman@srz.com)
Jeffrey S. Sabin, Esq. (jeffrey.sabin@srz.com)

If to Radcliffe (to the extent a signatory hereto):

c/o RG Capital Management, L.P.
3 Bala Plaza East, Suite 501
Bala Cynwyd, PA 19004
Telephone:                                (610) 617-5911
Facsimile:                                (610) 617-0570
Attention:                                Gerald F. Stahlecker
(gstahlecker@radcliffefunds.com)

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Telephone:                                (212) 230-8800
Facsimile:                                (212) 230-8888
Attention: Philip D. Anker, Esq. (Philip.Anker@wilmerhale.com)

If to Yorkville (to the extent a signatory hereto):

101 Hudson Street, Suite 3700
Jersey City, New Jersey 07303
Attention: Eric Hansen, Esq.
(ehansen@yorkvilleadvisors.com)

with a copy to:

Baker Botts L.L.P.
2001 Ross Avenue
Dallas, Texas 75201
Telephone:                                (214) 953-6571
Facsimile:                                (214) 953-6503
Attention: C. Luckey McDowell, Esq.
(luckey.mcdowell@bakerbotts.com)

If to Cranshire (to the extent a signatory hereto

Greenberg Traurig LLP
77 W. Wacker Dr., Suite 2500
Chicago, Illinois 60601
Telephone:                                (312) 456-8448
Facsimile:                                (312) 456-8435
Attention:                                Todd Mazur, Esq.- (mazurt@gtlaw.com)
Peter Lieberman (liebermanp@gtlaw.com)

If to Evolution (the extent it executes this Agreement):

c/o Evolution Capital Management LLC
2425 Olympic Boulevard, Suite 120E
Santa Monica, California 90404
Telephone:                                (310) 315-8866
Attention:                                Brian S. Yeh (brian.yeh@evoftind.com)

with a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Telephone:                                (212) 504-6373
Facsimile:                                (212) 504-6666
Attention:                                Gregory M. Petrick, Esq.
(gregory.petrick@cwt.com)

If to Kings Road (the .extent it executes this Agreement):

c/o Polygon Investment Partners LP
598 Madison Avenue, 14th Floor
New York, New York 10022
Telephone:                                (212) 359-7300
Facsimile:                                (212) 359-7303
Attention:                                Erik M.W. Casperson
(ecaspersen@polygoninv.com)
Brandon L. Jones (bjones@polygoninv.com)

with a copy to:

Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Telephone:                                (213) 485-1234
Facsimile:                                (213) 891-8763

Attention:                                Russell Sauer, Esq. (russ.sauer@lw.com)

If to CVI (the extent it executes this Agreement):

c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, California 94111
Telephone:                                (415) 403-651.0
Facsimile:                                (610) 617-3896
Attention:                                Michael Spolan (Michael.Spolan@sig.com)

with a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers, LLP
919 Market Street, Suite 1000
Wilmington, Delaware 19801
Telephone:                                (302) 426-1189
Facsimile:                                (302) 426-9193
Attention:                                Richard M. Beck, Esq. (rbeck@klehr.com)

If to Portside (the extent it executes this Agreement):

c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York 10017
Telephone:                                (212) 845-7955
Facsimile:                                (212) 201-4802
Attention:                                Jeffrey Smith Osmith@ramius.com)
Peter Feld (pfeld@ramius.com)
Owen Littman (olittman@ramius.com)

with a copy to:

Hennigan, Bennett & Dorman
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Telephone:                                (213) 694-1012
Facsimile:                                (213) 694-1234
Attention:                                Bruce Bennett, Esq. (bennettb@hbdlawyers.com)

Section 4.3                                Governing Law, Jurisdiction. Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. The guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 4.4                                Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

Section 4.5                                Parties Bound: Assignment: Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of the Lenders, assign any of its rights, powers, duties or obligations hereunder.

Section 4.6                                Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

Section 4.7                                Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

Section 4.8                                Rights and Remedies. The exercise by the Lenders of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

Section 4.9                                Confidentiality. Except to the extent required by applicable law, the terms and conditions of this Guaranty shall remain confidential and shall not be disclosed to anyone without the written consent of the Guarantor. The existence of a partial guaranty may be publicly disclosed in connection with the dismissal of the Bankruptcy Case.

Section 4.10                                Extensions of Deadlines and Notice of Trigger Events. Any deadline under this Guaranty, including but not limited to, the timeframes set forth in sections 1.2 (a)-(g) herein may be extended by the mutual written agreement of the Lenders and the Guarantor. In the event of any default under this Guaranty, including but not limited to, the expiration of any deadline set forth in sections 1.2(a)-(g) herein, the defaulting party shall be entitled to three (3) business days' notice of the default and the opportunity to cure such default.

Section 4.11                                Recovery. By Lenders. Any proceeds recovered by any Lender under this Guaranty in excess of its Pro Rata Share of the Total Debt shall be held by such Lender in trust for the pro rata benefit of the other Lenders and distributed accordingly. This provision shall survive termination of this Guaranty.

Section 4.12                                After-Acquired Claims. In the event that a Lender acquires (and continues to hold) the Notes and Warrants (the "Excluded Securities") under the Transaction Document of a Noteholder that is not a signatory hereto (an "Excluded Noteholder"), such Excluded Securities acquired (and held) by such Lender shall be deemed to be Notes and Warrants of such Lender governed by the terms and conditions of this Guaranty and the Collateral Documents (and the benefits hereunder) as if such Excluded Securities were held by such Lender as of the date of this Guaranty (but only for so long as such Excluded Securities are held by such Lender). The Pro Rata Share of any lender that acquires Notes from an Excluded Noteholder (or that transfers any portion of its Notes) shall be adjusted accordingly.

Section 4.13                                Entirely. THIS GUARANTY EMBODIES THE FINAL AND ENTIRE AGREEMENT OF GUARANTOR WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN OR AMONG GUARANTOR AND ANY LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN OR AMONG THE GUARANTOR AND ANY LENDER.

EXECUTED as of the day and year first above written.

GUARANTOR

/s/ Dennis McLaughlin
Dennis McLaughlin

IN WITNESS WHEREOF, the Lenders below have caused their respective signature page to this Guaranty to be duly executed as of the date first written above.

Castlerigg Master Investments Ltd.                                                                                                Kings Road Investments Ltd.
By:           Sandell Asset Management Corp.

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

Evolution Master Fund Ltd. SPC, Segregated                                                                                                Capital Ventures Internationl
Portfolio M                                                                                     By:           Heights Capital Management, Inc.
its authorized agent

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

Radcliffe SPC, Ltd. for and on behalf of the                                                                                                           YA Global Investment, L.P., (formerly,
Class A Convertible Crossover Segregated                                                                                                Cornell Capital Partners, LP
Portfolio                                                                           By:           Yorkville Advisors, LLC
By:           RG Capital Management Company,                                                                                     Its:           General Partner
L.P.
By:           RGC Management Company, LLC

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

Cranshire Capital, LP                                                                                                Portside Growth and Opportunity Fund

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

EXHIBIT C

CONFESSIONS OF JUDGMENT
EXECUTION VERSION

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
|

PORTSIDE GROWTH AND OPPORTUNITY FUND, LTD.                                                                                                                                |           AFFIDAVIT OF
|           CONFESTION OF
Plaintiff                                                      |           JUDGMENT
|
-against-                                                                                     |           Index No.
|
EARTH BIOFUELS, INC.                                                                                                                     |
|
Defendant.                                                                |
______________________________________________________|

STATE OF NEW YORK  )
) ss
COUNTY OF NEW YORK  )

Mr. Dennis McLaughlin, being duly sworn, deposes and says:

1.           I am the Chief Executive Officer of Earth Biofuels, Inc. ("EBOF") the Defendant in the above-entitled action, whose corporate address is 3001 Knox Street, Suite 403, Dallas, TX 75205.

2.           I am authorized by EBOF to confess judgment on EBOF's behalf, in favor of plaintiff, Portside Growth and Opportunity Fund ("Portside") for the sum of $1,916,246 (as of September 28, 2007);

3.           Pursuant to Section 3218 of the New York Civil Practice Law and Rules, I hereby confess judgment on EBOF's behalf, in favor of Portside for $1,916,246 (as of September 28, 2007), and authorize it and its parents, subsidiaries, affiliates, agents, representatives, attorneys, executors, administrators, directors, officers, shareholders, employees, successors, assigns, predecessors, transferees, and insurers to enter judgment in the Supreme Court of the State of New York, County of New York, against EBOF in the amount of $1,916,246 (as of September 28, 2007).

4.           This confession of judgment is for a debt due and owing to Portside, and arises under certain a promissory note dated July 24, 2006 issued pursuant to a Securities Purchase Agreement dated July 24, 2006 (the "Transaction Documents").

5.           The debt is unconditionally due and owing to Portside by virtue of numerous events of default arising under the Transaction Documents which have been acknowledged by EBOF in an interim restructuring agreement dated November 13, 2007 (the "Interim Restructuring Agreement") and as such are undisputed.

6.           Pursuant to the Interim Restructuring Agreement, EBOF also agreed and acknowledged that it is indebted to Portside in the amount of $1,916,246 (as of September 28, 2007), and confesses judgment herein on that debt.

7.           Further, as set forth in Section 3 of the Interim Restructuring Agreement if EBOF failed to meet the conditions set forth in Section 3 of the Interim Restructuring Agreement by the dates specified therein, then EBOF authorized Portside to file this Affidavit of Confession of Judgment in which EBOF confesses judgment in favor of Portside and against EBOF in the amount of $1,916,246 (as of September 28, 2007).

8.           This confession of judgment does not violate section 3201 of the New York Civil Practice Law and Rules because it was "not executed prior to the time a default in the payment of an installment occurs in connection with the purchase of fifteen hundred dollars or less of any commodities for any use other than a commercial or business use upon any plan of deferred payments whereby the price or cost is payable in two or more installments."

9.           This confession of judgment is not for the purpose of securing plaintiff against a contingent liability.

By:  /s/ Dennis McLaughlin
Dennis McLaughlin
Chief Executive Officer
Earth Biofuels, Inc.

Sworn to before me this 13th day
Of Nov 2007

/s/ Marcella Smith
NOTARY PUBLIC

[NOTARY STAMP]

EXECUTION VERSION

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
|
CASTLERIGG MASTER INVESTMENTS, LTD                                                                                                                                |           AFFIDAVIT OF
|           CONFESTION OF
Plaintiff                                                      |           JUDGMENT
|
-against-                                                                                     |           Index No.
|
EARTH BIOFUELS, INC.                                                                                                                     |
|
Defendant.                                                                |
______________________________________________________|

STATE OF NEW YORK )
) ss
COUNTY OF NEW YORK )

Mr. Dennis McLaughlin, being duly sworn, deposes and says:

1.           I am the Chief Executive Officer of Earth Biofuels, Inc. ("EBOF") the Defendant in the above-entitled action, whose corporate address is 3001 Knox Street, Suite 403, Dallas, TX 75205.

2.           I am authorized by EBOF to confess judgment on EBOF's behalf, in favor of plaintiff, Castlerigg Master Investments, Ltd. ("Castlerigg") for the sum of $80,919,551 (as of September 28, 2007);

3.           Pursuant to Section 3218 of the New York Civil Practice Law and Rules, I hereby confess judgment on EBOF's behalf, in favor of Castlerigg for $80,919,551 (as of September 28, 2007), and authorize it and its parents, subsidiaries, affiliates, agents, representatives, attorneys, executors, administrators, directors, officers, shareholders, employees, successors, assigns, predecessors, transferees, and insurers to enter judgment in the Supreme Court of the State of New York, County of New York, against EBOF in the amount of $80,919,551 (as of September 28, 2007).

4.           This confession of judgment is for a debt due and owing to Castlerigg, and arises under certain a promissory note dated July 24, 2006 issued pursuant to a Securities Purchase Agreement dated July 24, 2006 (the "Transaction Documents").

5.           The debt is unconditionally due and owing to Castlerigg by virtue of numerous events of default arising under the Transaction Documents which have been acknowledged by EBOF in an interim restructuring agreement dated November 13, 2007 (the "Interim Restructuring Agreement") and as such are undisputed.

6.           Pursuant to the Interim Restructuring Agreement, EBOF also agreed and acknowledged that it is indebted to Castlerigg in the amount of $80,919,551 (as of September 28, 2007), and confesses judgment herein on that debt.

7.           Further, as set forth in Section 3 of the Interim Restructuring Agreement if EBOF failed to meet the conditions set forth in Section 3 of the Interim Restructuring Agreement by the dates specified therein, then EBOF authorized Castlerigg to file this Affidavit of Confession of Judgment in which EBOF confesses judgment in favor of Castlerigg and against EBOF in the amount of $80,919,551 (as of September 28, 2007).

8.           This confession of judgment does not violate section 3201 of the New York Civil Practice Law and Rules because it was "not executed prior to the time a default in the payment of an installment occurs in connection with the purchase of fifteen hundred dollars or less of any commodities for any use other than a commercial or business use upon any plan of deferred payments whereby the price or cost is payable in two or more installments."

9.           This confession of judgment is not for the purpose of securing plaintiff against a contingent liability.

By:  /s/ Dennis McLaughlin
Dennis McLaughlin
Chief Executive Officer
Earth Biofuels, Inc.

Sworn to before me this 13th day
Of Nov 2007

/s/ Marcella Smith
NOTARY PUBLIC

[NOTARY STAMP]

EXECUTION VERSION

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
|
RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE                                                                                                                                |           AFFIDAVIT OF
CLASS A CONVERTIBLE CROSSOVER SEGREGATED                                                                                                                                |           CONFESTION OF
PORTFOLIO                                                                                                           |           JUDGMENT
Plaintiff                                                      |
|           Index No.
-against-                                                                                     |
|
EARTH BIOFUELS, INC.                                                                                                                     |
|
Defendant.                                                                |
______________________________________________________|

STATE OF NEW YORK   )
            ) ss
COUNTY OF NEW YORK  )

Mr. Dennis McLaughlin, being duly sworn, deposes and says:

1.           I am the Chief Executive Officer of Earth Biofuels, Inc. ("EBOF") the Defendant in the above-entitled action, whose corporate address is 3001 Knox Street, Suite 403, Dallas, TX 75205.

2.           I am authorized by EBOF to confess judgment on EBOF's behalf, in favor of plaintiff, Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover
Segregated Portfolio ("Radcliffe") for the sum of $9,581,229 (as of September 28, 2007);

3.           Pursuant to Section 3218 of the New York Civil Practice Law and Rules, I hereby confess judgment on EBOF's behalf, in favor of Radcliffe for $9,581,229 (as of September 28, 2007), and authorize it and its parents, subsidiaries, affiliates, agents, representatives, attorneys, executors, administrators, directors, officers, shareholders, employees, successors, assigns, predecessors, transferees, and insurers to enter judgment in the Supreme Court of the State of New York, County of New York, against EBOF in the amount of $9,581,229 (as of September 28, 2007).

4.           This confession of judgment is for a debt due and owing to Radcliffe, and arises under certain a promissory note dated July 24, 2006 issued pursuant to a Securities Purchase Agreement dated July 24, 2006 (the "Transaction Documents").

5.           The debt is unconditionally due and owing to Radcliffe by virtue of numerous events of default arising under the Transaction Documents which have been acknowledged by EBOF in an interim restructuring agreement dated November 13, 2007 (the "Interim Restructuring Agreement") and as such are undisputed.

6.           Pursuant to the Interim Restructuring Agreement, EBOF also agreed and acknowledged that it is indebted to Radcliffe in the amount of $80,919,551 (as of September 28, 2007), and confesses judgment herein on that debt.

7.           Further, as set forth in Section 3 of the Interim Restructuring Agreement if EBOF failed to meet the conditions set forth in Section 3 of the Interim Restructuring Agreement by the dates specified therein, then EBOF authorized Radcliffe to file this Affidavit of Confession of Judgment in which EBOF confesses judgment in favor of Radcliffe and against EBOF in the amount of $80,919,551 (as of September 28, 2007).

8.           This confession of judgment does not violate section 3201 of the New York Civil Practice Law and Rules because it was "not executed prior to the time a default in the payment of an installment occurs in connection with the purchase of fifteen hundred dollars or less of any commodities for any use other than a commercial or business use upon any plan of deferred payments whereby the price or cost is payable in two or more installments."

9.           This confession of judgment is not for the purpose of securing plaintiff against a contingent liability.

By:  /s/ Dennis McLaughlin
Dennis McLaughlin
Chief Executive Officer
Earth Biofuels, Inc.

Sworn to before me this 13th day
Of Nov 2007

/s/ Marcella Smith
NOTARY PUBLIC

[NOTARY STAMP]

EXHIBIT D

SUBSIDIARY GUARANTY
EXECUTION VERSION

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (the "Guaranty") is executed as of November 13, 2007, by the entities listed on the SCHEDULE OF EBOF SUBSIDIARIES attached hereto as Exhibit A (each, a "Guarantor" and collectively, the “Guarantors”), for the ratable benefit of the lenders listed that are signatories hereto (collectively, the "Lenders").

W I T N E S S E T H:

WHEREAS, Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio ("Radcliffe"), Castlerigg Master Investments Ltd. ("Castlerigg"), and Capital Ventures International ("CVI"; collectively, the "Initial Bridge Lenders") are parties to a Securities Purchase Agreement, dated as of June 7, 2006 (the "Initial Bridge Securities Purchase Agreement") with Earth Bioftiels, Inc. ("EBOF"), pursuant to which EBOF issued, among other things, warrants to purchase 1,500,000 shares of common stock, $0.001 par value (the "Common Stock"), of EBOF at the exercise price of $2.93 (the "Initial Bridge Warrants") and in connection with the Initial Bridge Securities Purchase Agreement, EBOF executed a Registration Rights Agreement: (the "Initial Bridge Registration Rights Agreement," collectively with the Initial Bridge Securities Purchase Agreement and the Initial Bridge Warrants, the "Initial Bridge Transaction Documents") under which it agreed to cooperate in the registration of the securities under the Initial Bridge Securities Purchase Agreement;

WHEREAS, Castlerigg (the "Second Bridge Lender") is a party to a Securities Purchase Agreement, dated as of July 10, 2006 (the "Second Bridge Securities Purchase Agreement") with EBOF, pursuant to which EBOF issued, among other things, warrants to purchase 1,500,000 shares of Common Stock at the exercise price of $2.50 (the "Second Bridge Warrants") and in connection with the Second Bridge Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the "Second Bridge Registration Rights Agreement," collectively with the Second Bridge Securities Purchase Agreement, Second Bridge Warrants, the "Second Bridge Transaction Documents") under which it agreed, to cooperate in the registration of the securities under the Second Bridge Securities Purchase Agreement;

WHEREAS, Radcliffe, Castlerigg, CVI, YA Global Investments, L.P. (formerly known as Cornell Capital, L.P. ("Yorkville")), Cranshire Capital L.P. ("Cranshire"), Portside Growth
and Opportunity Fund ("Portside"), Evolution Master Fund Ltd. SPC, Segregated Portfolio. M ("Evolution"), and Kings Road Investments Ltd. ("Kings Road"; collectively, the "Noteholders") are parties to a Securities Purchase Agreement, dated as of July 24, 2006 (the "Securities Purchase Agreement") with EBOF, pursuant to which EBOF issued (i) 8% Senior Convertible Notes (collectively, the "Notes") in the aggregate principal amount of $52.5 million, which were unsecured and convertible into shares of Common Stock at $2.90 per share, and (ii) warrants to purchase in excess of 9,000,000 shares of common stock of EBOF at the exercise price of $2.90 (the "Warrants") and in connection with the Securities Purchase Agreement, EBOF executed a Registration Rights Agreement (the "Registration Rights Agreement," collectively with the Initial Bridge Transaction Documents , the Second Bridge Transaction

 Documents, the Securities Purchase Agreement, Notes, and Warrants, the "Transaction Documents") under which it agreed to cooperate in the registration of the securities under the Securities Purchase Agreement;

WHEREAS, certain Noteholders individually delivered an Event of Default Redemption Notice to EBOF identifying various events of default under the Notes and demanding that EBOF redeem the Noteholders' interest in the Notes at the so-called Event of Default Redemption Price, and EBOF failed to remit the Event of Default Redemption Price;

WHEREAS, the Guarantors acknowledge that Events of Default (as defined in the Transaction Documents) have occurred and are continuing;

WHEREAS, EBOF and Guarantors acknowledge that the aggregate amount of the outstanding amount due and owing to the Noteholders is $100,651,173.00 (as of September 28, 2007), plus fees, costs, and expenses, and such amount is payable to the Noteholders without setoff, counterclaim, deduction, offset or defense (the "Total Debt");

WHEREAS, on July 11, 2007, Radcliffe, Yorkville, Portside, Castlerigg and Evolution commenced an involuntary bankruptcy proceeding against EBOF pursuant to Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware, Case No. 07-10928 (CSS) (the "Bankruptcy Case");

WHEREAS, EBOF wishes to explore the possibility of restructuring and modifying the existing rights and obligations under the Transaction Documents with the Noteholders through one or more definitive documents to be negotiated during the course of the next 6 to 12 months (the "Restructuring Transaction");

WHEREAS, at EBOF's request, the Lenders are willing, subject to and on the terms and conditions set forth in the Interim Restructuring Agreement (as defined below) and in the documents to be executed in connection therewith, to forbear from exercising rights and remedies under the Transaction Documents and to consent to dismissal of the Bankruptcy Case in exchange for the terms hereof and of the Interim Restructuring Agreement and the other documents to be executed in connection therewith;

WHEREAS, pursuant to the Interim Restructuring Agreement, dated November 13, 2007 (the "Interim Restructuring Agreement"), EBOF has, among other things, executed confessions of judgment (the "Confessions of Judgment"), which shall not be filed until the occurrence of certain events specified in the Interim Restructuring Agreement;

WHEREAS, to facilitate a consensual restructuring and the dismissal of the Bankruptcy Case, without which the Guarantors could themselves end up in bankruptcy and without the support of EBOF, the Guarantors have agreed to guarantee a portion of the Total Debt for the ratable benefit of the Lenders;

WHEREAS, interests in each Guarantor are owned of directly or indirectly (as the case may be) by EBOF, and each Guarantor will directly benefit from the restructuring negotiations.

NOW, THEREFORE, as an inducement to the Lenders to negotiate a restructuring, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

ARTICLE I

NATURE AND SCOPE OF GUARANTY

Section 1.1                                Guaranty of Debt.              Each Guarantor hereby irrevocably and unconditionally guarantees for the ratable benefit5 of each Lender the prompt payment of each such Lender's Pro Rata Share of the Total Debt, which shall be immediately due and payable upon any of the following events:.

(a)           prior to the Restructuring Consummation Deadline. (as defined in section 1.2(e) below), either (x) an order for relief is entered in a case under the Bankruptcy Code with respect to McLaughlin, EBOF, or any Subsidiary, or (y) an involuntary bankruptcy petition is filed against EBOF or any Subsidiary and such petition is not dismissed on or. before sixty (60) days after the date such petition is filed;

(b)           failure of EBOF to execute security documents (in form and substance acceptable to the Lenders holding 66 2/3 of the aggregate face amount of the Notes then outstanding (the “Required Lenders”) as determined by the Required Lenders in their sole discretion) sufficient to provide the Lenders with liens, subject only to any then-valid existing liens, on all of EBOF's assets to secure EBOF's obligations under the Confessions of Judgment and/or the Transaction Documents on or. before ten (10) days after the date that, the order dismissing the Bankruptcy Case is entered on the docket6;

(c)           failure of all of the Subsidiaries to execute security documents (in form and substance acceptable to the Required Lenders as determined by the Required Lenders in their sole discretion), in favor of the Lenders, subject only to any then-valid existing liens, securing their respective obligations under the guaranty by the Subsidiaries on or before ten (10) days after the Dismissal Date;

5 The ratable benefit will be determined by calculating the Lender's pro rata share ("Pro Rata Share"), which means the ratio determined by dividing (x) the face amount of the Notes then held by such Lender by (y) the face amount of Notes then held by all Lenders.

6 The date that the order dismissing the Bankruptcy Case is entered on the docket and such order is not subject to any stay shall be referred to herein as the "Dismissal Date."

(d)           failure of EBOF and Subsidiaries to execute a term sheet with the material terms of a restructuring (in form and substance acceptable to the Required Lenders in their sole discretion) (the "Restructuring Term Sheet") on or before thirty (30) days after the Dismissal Date;

(e)           failure of EBOF and Subsidiaries to consummate the transactions contemplated in the Restructuring Term Sheet fully (as determined by the Required Lenders in their reasonable discretion) on or before one hundred and twenty (120) days after the Dismissal Date (the "Restructuring Consummation Deadline");

(f)           any action is commenced to void, avoid, invalidate, subordinate, recharacterize, reduce or recover (in whole or in part) any or all of the Release, this Guaranty, the Noteholders' claims against EBOF, the Confessions of Judgment, the Subsidiary Guaranty (each as described in the Interim Restructuring Agreement and collectively, the "Collateral Documents"), any claim of any of the Lenders under any of the Notes or any of the other Transaction Documents, any lien granted to secure any such 'claim or obligation under any of the Collateral Documents or any of the Transaction Documents (including, without limitation, the actions described in sections 5 (b) and (c) of the Interim Restructuring Agreement), or any payment made in respect of any such claim or obligation; or (g) EBOF or any Subsidiary grants or permits to exist any lien not in existence as of the date of this Guaranty on any of its assets.

(g)           EBOF or any Subsidiary grants or permits to exist any lien not in existence as of the date of this Guaranty or any of its assets.

Section 1.2                                Elimination of Guaranty. If EBOF and its Subsidiaries fully consummate the transactions contemplated in the Restructuring Term Sheet (as determined by the Required Lenders in their reasonable discretion) on or before the Restructuring Consummation Deadline, this Guaranty shall terminate and no longer be of any force and effect unless there is any action commenced seeking to void, avoid, invalidate, subordinate, recharacterize, reduce or recover (in whole or in part) any such transactions or any lien granted to secure, or any payment made on, any obligation owing to the Lenders in connection with any such transactions, any of the Transaction Documents, or any of the Collateral Documents.

Section 1.3                                Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. The obligations of each Guarantor to the Lenders under this Guaranty shall be joint and several. This Guaranty shall not be discharged by the assignment or negotiation of all or part of the Notes.

Section 1.4                                Guaranteed Obligations Not Reduced by Offset. The Guaranty and obligations of the Guarantors to the Lenders shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of EBOF or any of its Subsidiaries, or any other party, against the Lenders.

Section 1.5                                Payment By. Guarantor. If all or any part of the obligations under this Guaranty shall not be punctually paid when due, the Guarantors shall, immediately upon demand by the Lenders pay in lawful money of the United States of America, the amounts due to the Lenders at the addresses as set forth herein for the Lenders. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

Section 1.6                                No Duty To Pursue Others. It.shall not be necessary for the Lenders (and the Guarantors hereby waives any rights that the Guarantors may have to require the Lenders), in order to enforce the obligations of the Guarantors hereunder, first to (a) institute suit or exhaust its remedies against EBOF or any Subsidiary or others liable under the Transaction Documents or the Confessions of Judgment or any other person, (b) enforce the Lenders' rights against any collateral which shall ever have been given to secure any of the obligations of EBOF or its Subsidiaries, (c) enforce the Lenders' rights against any other guarantors, (d) join EBOF or its Subsidiaries or any others liable on the Total Debt in any action seeking to enforce this Guaranty, or (f) resort to any other means of obtaining payment of the Total Debt. The Lenders shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Total Debt.

Section 1.7                                Payment of Expenses. In the event that any Guarantor should breach or fail to timely perform any provision of this Guaranty, the Guarantors shall, immediately upon demand by the Lenders, pay the Lenders all reasonable out-of-pocket costs and expenses (including court costs and attorneys' fees) incurred by the Lenders in the enforcement hereof or the preservation of the Lenders' rights hereunder. For the avoidance of doubt, the foregoing payment obligation shall be a joint and several obligation of the Guarantors.

Section 1.8                                Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, the Lenders must rescind or restore any payment, or any part thereof, received by the Lenders in satisfaction of the obligations hereunder, any prior release or discharge from the terms of this Guaranty given to the Guarantors by the Lenders shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of the Guarantors that the Guarantors’ obligations hereunder shall not be discharged except by the Guarantors’ indefeasible payment of such obligations and then only to the extent of such performance.

Section 1.9                                Waiver of Subrogation. Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of the Lenders), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from EBOF, its Subsidiaries, or any other party liable for payment of any or all of the Total Debt for any payment made by any Guarantor under or in connection with this Guaranty or otherwise.

ARTICLE II

EVENTS AND CIRCUMSTANCES NOT REDUCING

OR DISCHARGING GUARANTOR'S OBLIGATIONS

Each Guarantor hereby consents and agrees to each of the following, and agrees that Guarantors’ obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) except as otherwise expressly provided herein which the Guarantors might otherwise have as a result of or in connection with any of the following:

Section 2.1                                Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Total Debt under the Transaction Documents.

Section 2.2                                Adjustment.  Any adjustment, indulgence, forbearance or compromise that might be granted or given by the Lenders to EBOF.

Section 2.3                                Condition of EB.OF. Subsidiaries, or Guarantors. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of EBOF or any Subsidiary or any other party at any time liable for the payment of all or part of the Total Debt; or any dissolution of EBOF or any Subsidiary, or any sale, lease or transfer of any or all of the assets of EBOF or any Subsidiary, or any changes in the shareholders, partners or members of EBOF or any Subsidiary; or any reorganization of EBOF, any Subsidiary, or the Guarantors.

Section 2.4                                Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the' Total Debt, or any document or agreement executed in connection with the Total Debt, for any reason whatsoever is illegal, uncollectible or unenforceable.

Section 2.5                                Release of Obligors. Any full or partial release of the liability of EBOF or any Subsidiary on the Total Debt or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Total Debt, or any part thereof.

Section 2.6                                Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Total Debt.

Section 2.7                                Offset. Any existing or future right of offset, claim or defense of EBOF or any Subsidiary against the Lenders, or any other person, or against payment of the Total Debt, whether such right of offset, claim or defense arises in connection with the Total Debt or otherwise.

Section 2.8                                Merger. The reorganization, merger or consolidation of EBOF or any Subsidiary into or with any other corporation or entity.

Section 2.9                                Preference. Any payment by EBOF or any Subsidiary to the Lenders is held to constitute a preference under bankruptcy laws, or for any reason the Lenders are required to refund such payment or pay such amount to EBOF or any Subsidiary or someone else.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce Lenders to negotiate a restructuring of the Total Debt, each Guarantor represents and warrants to the Lenders as follows:

Section 3.1                                Benefit. EBOF is the direct or indirect owner of interests in each Guarantor(as the case may be), and each Guarantor has received, or will receive, direct and indirect benefits from the making of this Guaranty.

Section 3.2                                Familiarity and Reliance. Each Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of EBOF and its Subsidiaries; however, no Guarantor is relying on such financial condition as an inducement to enter into this Guaranty.

Section 3.3                                No Representation By Lenders. None of the Lenders, or any other party has made any representation, warranty or statement to any Guarantor in order to induce a Guarantor to execute this Guaranty.

Section 3.4                                Guarantors’ Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, each Guarantor, is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

Section 3.5                                Legality. The execution, delivery and performance by each Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which such Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which such Guarantor is a party or which may be applicable to such Guarantor. This Guaranty is a legal and binding obligation of each Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

Section 3.6                                Survival. All representations and warranties made by the Guarantors herein shall survive the execution hereof.

ARTICLE IV

MISCELLANEOUS

Section 4.1                                Effective Date. This Guaranty shall be placed into escrow pursuant to an escrow agreement (the form of which is attached hereto as Exhibit B) and shall be released from escrow and become effective as of the Dismissal Date.

Section 4.2                                Limitation of Liability. Each Guarantor hereby confirms that it intends that its obligations under this Guaranty will not constitute fraudulent transfers or conveyances under the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any similar foreign, federal, or state law. To the extent necessary to effectuate the foregoing intention, each Guarantor irrevocably agrees that its obligations under this Guaranty at any time shall be limited to the maximum amount as will result in such obligations not constituting a fraudulent transfer or conveyance under such foreign, federal, or state law.

Section 4.3                                Other Contractual Obligations. To the extent that any provision of this Guaranty results in an event of default under any agreement entered between any Guarantor and a third party before the effective date of this Guaranty, such provision of this Guaranty shall become null and void only to the extent such provision results in the event of default.

Section 4.4                                Waiver. No failure to exercise, and no delay in exercising, on the part of the Collateral Agent or Lenders, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of the Lenders hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

(a)           Notices. Any written notice required to be given under this Guaranty shall be sent to the following by mail, electronic mail or facsimile, and shall be deemed given upon such mailing and sending by facsimile:

If to EBOF or the Guarantors:

3001 Knox Street, Suite 403
Dallas, Texas 75205
Telephone:                                (214) 389-9800
Facsimile:                                (214) 389-9805
Attention: Dennis McLaughlin

with a copy to:

Akin Gump Strauss Hauer & Feld LLP

1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
Telephone:                                (214) 969-4710
Facsimile:                                (214) 969-4343
Attention:. Charles R. Gibbs, Esq.

If to Sandell (to the extent a signatory hereto):

40 West 57th Street
26th Floor
New York, New York 10019
Telephone:                                (212) 603-5700
Facsimile:                                (212) 603-5710
Attention:                                Cem Hacioglu (chacioglu@sandellmgmt.com)
Matthew Pliskin (mpliskin@sandellmgmt.com)

with a copy to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:                                (212) 756-2000
Facsimile:                                (212) 593-5955
Attention:                                David M. Hillman, Esq.(david.hillman@srz.com)
Jeffrey S. Sabin, Esq. (jeffrey.sabin@srz.com)

If to Radcliffe (to the extent a signatory hereto):

c/o RG Capital Management, L.P.
3 Bala Plaza East, Suite 501
Bala Cynwyd, PA 19004
Telephone:                                (610) 617-5911
Facsimile:                                (610) 617-0570
Attention:                                Gerald F. Stahlecker
(gstahlecker@radcliffefunds.com)

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Telephone:                                (212) 230-8800
Facsimile:                                (212) 230-8888
Attention: Philip D. Anker, Esq. (Philip.Anker@wilmerhale.com)

If to Yorkville (to the extent a signatory hereto):

101 Hudson Street, Suite 3700
Jersey City, New Jersey 07303
Attention: Eric Hansen, Esq.
(ehansen@yorkvilleadvisors.com)

with a copy to:

Baker Botts L.L.P.
2001 Ross Avenue
Dallas, Texas 75201
Telephone:                                (214) 953-6571
Facsimile:                                (214) 953-6503
Attention: C. Luckey McDowell, Esq.
(luckey.mcdowell@bakerbotts.com)

If to Cranshire (to the extent a signatory hereto

Greenberg Traurig LLP
77 W. Wacker Dr., Suite 2500
Chicago, Illinois 60601
Telephone:                                (312) 456-8448
Facsimile:                                (312) 456-8435
Attention:                                Todd Mazur, Esq.- (mazurt@gtlaw.com)
Peter Lieberman (liebermanp@gtlaw.com)

If to Evolution (the extent it executes this Agreement):

c/o Evolution Capital Management LLC
2425 Olympic Boulevard, Suite 120E
Santa Monica, California 90404
Telephone:                                (310) 315-8866
Attention:                                Brian S. Yeh (brian.yeh@evoftind.com)

with a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Telephone:                                (212) 504-6373
Facsimile:                                (212) 504-6666
Attention:                                Gregory M. Petrick, Esq.
(gregory.petrick@cwt.com)

If to Kings Road (the .extent it executes this Agreement):

c/o Polygon Investment Partners LP
598 Madison Avenue, 14th Floor
New York, New York 10022
Telephone:                                (212) 359-7300
Facsimile:                                (212) 359-7303
Attention:                                Erik M.W. Casperson
(ecaspersen@polygoninv.com)
Brandon L. Jones (bjones@polygoninv.com)

with a copy to:

Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Telephone:                                (213) 485-1234
Facsimile:                                (213) 891-8763
Attention:                                Russell Sauer, Esq. (russ.sauer@lw.com)

If to CVI (the extent it executes this Agreement):

c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, California 94111
Telephone:                                (415) 403-651.0
Facsimile:                                (610) 617-3896
Attention:                                Michael Spolan (Michael.Spolan@sig.com)

with a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers, LLP
919 Market Street, Suite 1000
Wilmington, Delaware 19801
Telephone:                                (302) 426-1189
Facsimile:                                (302) 426-9193
Attention:                                Richard M. Beck, Esq. (rbeck@klehr.com)

If to Portside (the extent it executes this Agreement):

c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York 10017
Telephone:                                (212) 845-7955
Facsimile:                                (212) 201-4802
Attention:                                Jeffrey Smith Osmith@ramius.com)
Peter Feld (pfeld@ramius.com)
Owen Littman (olittman@ramius.com)

with a copy to:

Hennigan, Bennett & Dorman
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Telephone:                                (213) 694-1012
Facsimile:                                (213) 694-1234
Attention:                                Bruce Bennett, Esq. (bennettb@hbdlawyers.com)

Section 4.5                                Governing Law, Jurisdiction. Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. Each Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 4.6                                Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

Section 4.7                                Parties Bound: Assignment: Joint and Several. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of the Lenders, assign any of its rights, powers, duties or obligations hereunder.

Section 4.8                                Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

Section 4.9                                Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

Section 4.10                                Rights and Remedies. The exercise by the Lenders of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

Section 4.11                                Intentionally Omitted.

Section 4.12                                Extensions of Deadlines and Notice of Trigger Events. Any deadline under this Guaranty, including but not limited to, the timeframes set forth in sections 1.2 (a)-(g) herein may be extended by the mutual written agreement of the Lenders and EBOF (on behalf of the Guarantors). In the event of any default under this Guaranty, including but not limited to, the expiration of any deadline set forth in sections 1.2(a)-(g) herein, the defaulting party shall be entitled to three (3) business days' notice of the default and the opportunity to cure such default.

Section 4.13                                Recovery. By Lenders. Any proceeds recovered by any Lender under this Guaranty in excess of its Pro Rata Share of the Total Debt shall be held by such Lender in trust for the Pro Rata Benefit of the other Lenders and distributed accordingly. This provision shall survive termination of this Guaranty.

Section 4.14                                After-Acquired Claims. In the event that a Lender acquires (and continues to hold) the Notes and Warrants (the "Excluded Securities") under the Transaction Document of a Noteholder that is not a signatory hereto (an "Excluded Noteholder"), such Excluded Securities acquired (and held) by such Lender shall be deemed to be Notes and Warrants of such Lender governed by the terms and conditions of this Guaranty and the Collateral Documents (and the benefits hereunder) as if such Excluded Securities were held by such Lender as of the date of this Guaranty (but only for so long as such Excluded Securities are held by such Lender). The Pro Rata Share of any lender that acquires Notes from an Excluded Noteholder (or that transfers any portion of its Notes) shall be adjusted accordingly.

Section 4.15                                Entirely. THIS GUARANTY EMBODIES THE FINAL AND ENTIRE AGREEMENT OF THE GUARANTORS WITH RESPECT TO GUARANTORS’ GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTORS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN OR AMONG GUARANTORS AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN OR AMONG THE GUARANTORS AND ANY LENDER.

EXECUTED as of the day and year first above written.

Earth LNG, Inc.                                                                                     Earth Biofuels Technology Co, LLC
d/b/a Advanced Biofuels Technology, LLC

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Applied LNG Technologies USA, LLC                                                                                                Earth Biofuels Distribution Co.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Alternative Dual Fuels, Inc.                                                                                                Earth Biofuels of Cordele, LLC
d/b/a Apollo Leasing, Inc.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Arizona LNG, LLC                                                                                     B20 Customs, LLC

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Fleet Star, Inc.                                                                                     Earth Biofuels Operating, Inc.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Durant Biofuels, LLC                                                                                                Earth Biofuels Retail Fuels, Co.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Earth Ethanol of Washington, LLC                                                                                                Earth Ethanol, Inc.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

IN WITNESS WHEREOF, the Lenders below have caused their respective signature page to this Guaranty to be duly executed as of the date first written above.

Castlerigg Master Investments Ltd.                                                                                                Kings Road Investments Ltd.
By:           Sandell Asset Management Corp.

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

Evolution Master Fund Ltd. SPC, Segregated                                                                                                Capital Ventures Internationl
Portfolio M                                                                                     By:           Heights Capital Management, Inc.
its authorized agent

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

Radcliffe SPC, Ltd. for and on behalf of the                                                                                                           YA Global Investment, L.P., (formerly,
Class A Convertible Crossover Segregated                                                                                                Cornell Capital Partners, LP
Portfolio                                                                           By:           Yorkville Advisors, LLC
By:           RG Capital Management Company,                                                                                     Its:           General Partner
L.P.
By:           RGC Management Company, LLC

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

Cranshire Capital, LP                                                                                                Portside Growth and Opportunity Fund

By:                                                                By:
Name:                                                                                     Name:
Title:                                                                                     Title:

[SUBSIDIARY GUARANTY] EXHIBIT A

SCHEDULE OF EBOF SUBSIDIARIES

Subsidiary

Earth LNG, Inc.

Applied LNG Technologies USA, LLC

Alternative Dual Fuels, Inc.
d/b/a Apollo Leasing, Inc.

Arizona LNG, LLC

Fleet Star, Inc.

Durant Biofuels, LLC

Earth Biofuels Technology Co., LLC
d/b/a Advanced Biofuels Technology, LLC

Earth Biofuels Distribution Co.

Earth Biofuels of Cordele, LLC

B20 Customs, LLC

Earth Biofuels Operating, Inc.

Earth Biofuels Retail Fuels, Co.

Earth Ethanol, Inc.

Earth Ethanol of Washington, LLC

EXHIBIT E

EXECUTION VERSION

ESCROW AGREEMENT

Escrow Agreement dated as of November 13, 2007 (the "Agreement Date") among (i) SCHULTE ROTH & ZABEL LLP ("SRZ"); (ii) LENDERS that are signatories hereto (collectively, the "Lenders"); (iii) EARTH BIOFUELS, INC., a Delaware Corporation, ("EBOF"); (iv) DENNIS MCLAUGHLIN, ("McLaughlin") an individual; and (v) entities listed on the SCHEDULE OF EBOF SUBSIDIARIES attached hereto as Schedule A (individually, a "Subsidiary" and collectively, the "Subsidiaries"). SRZ, the Lenders, EBOF, McLaughlin, and the Subsidiaries shall each be referred to herein as a "Party" and collectively, the "Parties."

WHEREAS, EBOF and certain Noteholders7 are parties to a Securities Purchase Agreement, dated as of July 24, 2006 (the "Securities Purchase Agreement"), pursuant to which EBOF issued (i) 8% o Senior Convertible Notes in the aggregate principal amount of $52.5 million, which were unsecured and convertible into shares of EBOF's common stock at $2.90 per share, and (ii) warrants to purchase in excess of 9,000,000 shares of common stock of EBOF at the exercise price of $2.90; and in connection with the Securities Purchase Agreement, EBOF executed a Registration Rights Agreement under which it agreed to cooperate in the registration of the securities under the Securities Purchase Agreement.

WHEREAS, on July 11, 2007, Radcliffe, Yorkville, Castlerigg, Portside and Evolution (collectively, the "Petitioning Creditors") commenced an involuntary bankruptcy proceeding against EBOF pursuant to Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Case No. 07-10928 (CSS) (the "Bankruptcy Case");

WHEREAS, pursuant to the Interim Restructuring Agreement dated November 13, 2007 (the "Interim Restructuring Agreement"), the parties thereto agreed to execute the Interim Restructuring Agreement and related exhibits and to place the executed agreement and related exhibits in escrow with SRZ pending the release condition described below;

WHEREAS, pursuant to the Purchase and Sale Agreements, each dated November 13, 2007 (the "Purchase and Sale Agreements"), the parties thereto agreed to execute the Purchase and Sale Agreements and to place each executed agreement in escrow with SRZ pending the release condition described below;

7 "Noteholders" shall mean Castlerigg Master Investments Ltd. ("Castlering"); Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio ("Radcliffe"); Cranshire Capital L.P. ("Cranshire"); and YA Global Investments, L.P. (formerly known as Cornell Capital, L.P. ("Yorkville")), Portside Growth and opportunity Fund ("Portside"), Capital Ventures International, Evolution Master Fund Ltd. SPC, Segregated Portfolio M ("Evolution"), and Kings Road Investments Ltd.

WHEREAS, pursuant to the Release, dated November 13, 2007 (the "Release") the parties thereto agreed to execute the Release and to place the executed Release in escrow with SRZ pending the release condition described below;

WHEREAS, pursuant to the Guaranty by Dennis McLaughlin, dated November 13, 2007 (the "McLaughlin Guaranty") the parties thereto agreed to execute the McLaughlin Guaranty and to place the executed McLaughlin Guaranty in escrow with SRZ pending the release condition described below;

WHEREAS, pursuant to the Guaranty by the Subsidiaries, dated November 13, 2007 (the "Subsidiary Guaranty") the parties thereto agreed to execute the Subsidiary Guaranty and to place the executed Subsidiary Guaranty in escrow with SRZ pending the release condition described below;

WHEREAS, pursuant to the Confessions of Judgment, each dated November 13, 2007 (the "Confessions of Judgment") EBOF agreed to execute the Confessions of Judgment and to place the executed Confessions of Judgment in escrow with SRZ pending the release condition described below;

WHEREAS, SRZ has agreed to serve as escrow agent pursuant to the terms and conditions hereof and to hold and release the (i) Interim Restructuring Agreement; (ii) Purchase and Sale Agreements; (iii) Release; (iv) McLaughlin Guaranty; (v) Subsidiary Guaranty; and (vi) Confessions of Judgment (collectively, the "Escrow Documents") in accordance with section 3 of this Escrow Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties hereto agree as follows:

1.           Appointment of and Acceptance by SRZ. The Parties hereby appoint SRZ to serve as escrow agent hereunder. SRZ hereby accepts such appointment and, upon receipt of the Escrow Documents, agrees to hold and release the Escrow Documents in accordance with this Escrow Agreement. SRZ does not have any interest in the Escrow Documents but is serving as escrow agent only and having only possession thereof.

2.           Delivery of Escrow Documents to SRZ. Each Party hereto agrees to deliver original versions of the executed Escrow Documents (applicable to such Party) to SRZ.

3.           Release Conditions. SRZ shall hold the Escrow Documents until the date that is the earlier of (i) an order dismissing the Bankruptcy Case (a "Dismissal Order") is entered on the Bankruptcy Court's docket and such order is not subject to a stay (the "Dismissal Date"); and (ii) December 21, 2007. If the Dismissal Date occurs on or before December 21, 2007 (or such later date as may be agreed in writing by all Lenders prior to the expiration of such date or dates), the provisions of the Escrow Documents not already effective shall become effective upon the Dismissal Date with no further action required by any Party, and SRZ shall release the Escrow Documents to the respective Parties that are signatories to such documents. If the Dismissal Date fails to occur on or before December 21, 2007 (or such later date as may be agreed in writing by all Lenders prior to the expiration of such date or dates)

 (a "Failure Event"), then, (a) EBOF shall immediately file a notice of withdrawal of the joint motion to dismiss the Bankruptcy Case (the "Withdrawal Notice"), which the Lenders that are Petitioning Creditors hereby authorize upon the occurrence of a Failure Event (or if EBOF fails to do so, EBOF hereby authorizes the Lenders that are Petitioning Creditors to do so on EBOF's behalf), and (b) the Escrow Documents shall be of no further force or effect, and SRZ shall return the Escrow Documents to the respective Parties that delivered such documents to SRZ upon entry of the Withdrawal Notice on the docket of the Bankruptcy Court, provided that a Dismissal Order has not been previously docketed. If the joint motion to dismiss the Bankruptcy Case is denied, or a Withdrawal Notice is filed before a Dismissal Order (if any) is entered as provided above, in each case, to the fullest extent possible each of the Parties shall be restored to the position it held immediately before the Agreement Date, the Escrow Documents shall be of no further force or effect, and SRZ shall return the Escrow Documents to the respective Parties that delivered such documents to SRZ.

4.           Termination of Purchase and Sale Agreement. If any Purchase and Sale Agreement terminates prior to the Dismissal Date in accordance with section 2(c) thereof, such Purchase and Sale Agreement shall be null, void and of no further force and effect, and SRZ shall return such Purchase and Sale Agreement and the related Release to the parties that delivered such documents to SRZ.

5.           Duties and Responsibilities of SRZ. The Parties acknowledge and agree that SRZ (i) shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement; (ii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof.

6.           Exculpation and Indemnification. SRZ shall not be liable for, and each Party, shall jointly and severally indemnify and hold SRZ harmless from and against, any and all losses, liabilities, claims, actions, damages and expenses, including attorneys' fees and disbursements, arising out of or in connection with this Escrow Agreement. This section shall survive termination of this Escrow Agreement.

7.           Termination. This Escrow Agreement shall continue in effect until the earlier of the following to occur: (i) all Escrow Documents are released, or (ii) December 21, 2007, unless such date is extended in writing by all Lenders.

8.           Notices. Any written notice required to be given under this Escrow Agreement shall be sent to the following by mail, electronic mail or facsimile, and shall be deemed given upon such mailing and sending by facsimile:

If to SRZ:

Schulte Roth & Zabel LLP
919 Third Avenue

New York, New York 10022
Telephone:                                (212) 756-2000
Facsimile:                                (212) 593-5955
Attention:                                David M. Hillman, Esq. (david.hillman@srz.com)
Jeffrey S. Sabin, Esq. (jeffrey.sabin@srz.com)

If to EBOF, Dennis McLaughlin, or the Subsidiaries:

3001 Knox Street, Suite 403
Dallas, Texas 75205
Telephone:                                (214) 389-9800
Facsimile:                                (214) 389-9805
Attention: Dennis McLaughlin

with a copy to:

Akin Gump Strauss Hauer & Feld LLP
1700 Pacific Avenue, Suite 4100
Dallas, Texas 75201
Telephone:                                (214) 969-4710
Facsimile:                                (214) 969-4343
Attention: Charles R. Gibbs, Esq.

If to Castlerigg (the extent a signatory hereto):

40 West 57th Street
26th Floor
New York, New York 10019
Telephone:                                (212) 603-5700
Facsimile:                                (212) 603-5710
Attention:                                Cem Hacioglu (chacioglu@sandellmgmt.com)
Matthew Pliskin (mpliskin@sandellmgmt.com)

with a copy to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:                                (212) 756-2000
Facsimile:                                (212) 593-5955
Attention:                                David M. Hillman, Esq.(david.hillman@srz.com)
Jeffrey S. Sabin, Esq. (jeffrey.sabin@srz.com)

If to Radcliffe (the extent a signatory hereto):

c/o RG Capital Management, L.P.

3 Bala Plaza East, Suite 501
Bala Cynwyd, PA 19004
Telephone:                                (610) 617-5911
Facsimile:                                (610) 617-0570
Attention:                                Gerald F. Stahlecker
(gstahlecker@radcliffefunds.com)

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
399 Park Avenue
New York, New York 10022
Telephone:                                (212) 230-8800
Facsimile:                                (212) 230-8888
Attention: Philip D. Anker, Esq. (Philip.Anker@wilmerhale.com)

If to Yorkville (the extent a signatory hereto):

101 Hudson Street, Suite 3700
Jersey City, New Jersey 07303
Attention: Eric Hansen, Esq.
(ehansen@yorkvilleadvisors.com)

with a copy to:

Baker Botts L.L.P.
2001 Ross Avenue
Dallas, Texas 75201
Telephone:                                (214) 953-6571
Facsimile:                                (214) 953-6503
Attention: C. Luckey McDowell, Esq.
(luckey.mcdowell@bakerbotts.com)

If to Cranshire (the extent a signatory hereto):

Greenberg Traurig LLP
77 W. Wacker Dr., Suite 2500
Chicago, Illinois 60601
Telephone:                                (312) 456-8448
Facsimile:                                (312) 456-8435
Attention:                                Todd Mazur, Esq.- (mazurt@gtlaw.com)
Peter Lieberman (liebermanp@gtlaw.com)

If to Evolution (the extent a signatory hereto):

c/o Evolution Capital Management LLC

2425 Olympic Boulevard, Suite 120E
Santa Monica, California 90404
Telephone:                                (310) 315-8866
Attention:                                Brian S. Yeh (brian.yeh@evoftind.com)

with a copy to:

Cadwalader, Wickersham & Taft LLP
One World Financial Center
New York, New York 10281
Telephone:                                (212) 504-6373
Facsimile:                                (212) 504-6666
Attention:                                Gregory M. Petrick, Esq.
(gregory.petrick@cwt.com)

If to Kings Road (the extent a signatory hereto):

c/o Polygon Investment Partners LP
598 Madison Avenue, 14th Floor
New York, New York 10022
Telephone:                                (212) 359-7300
Facsimile:                                (212) 359-7303
Attention:                                Erik M.W. Casperson
(ecaspersen@polygoninv.com)
Brandon L. Jones (bjones@polygoninv.com)

with a copy to:

Latham & Watkins LLP
633 West Fifth Street, Suite 4000
Los Angeles, California 90071
Telephone:                                (213) 485-1234
Facsimile:                                (213) 891-8763
Attention:                                Russell Sauer, Esq. (russ.sauer@lw.com)

If to CVI (the extent a signatory hereto):

c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, California 94111
Telephone:                                (415) 403-651.0
Facsimile:                                (610) 617-3896
Attention:                                Michael Spolan (Michael.Spolan@sig.com)

with a copy to:

Klehr, Harrison, Harvey, Branzburg & Ellers, LLP
919 Market Street, Suite 1000
Wilmington, Delaware 19801
Telephone:                                (302) 426-1189
Facsimile:                                (302) 426-9193
Attention:                                Richard M. Beck, Esq. (rbeck@klehr.com)

If to Portside (the extent a signatory hereto):

c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York 10017
Telephone:                                (212) 845-7955
Facsimile:                                (212) 201-4802
Attention:                                Jeffrey Smith Osmith@ramius.com)
Peter Feld (pfeld@ramius.com)
Owen Littman (olittman@ramius.com)

with a copy to:

Hennigan, Bennett & Dorman
601 South Figueroa Street, Suite 3300
Los Angeles, California 90017
Telephone:                                (213) 694-1012
Facsimile:                                (213) 694-1234
Attention:                                Bruce Bennett, Esq. (bennettb@hbdlawyers.com)

9.           Governing Law. Jurisdiction. Jury Trial.       All questions concerning the construction, validity, enforcement and interpretation of this Escrow Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. The Parties hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum o_r that the venue of such suit, action or proceeding is improper. ' The Parties hereby irrevocably waive personal service of process and consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Escrow Agreement and agree that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS ESCROW AGREEMENT OR ANY

TRANSACTION CONTEMPLATED HEREBY.

10.           Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

11.           Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Escrow Agreement.

12.           Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Escrow Agreement and shall be. considered prima facie evidence of the facts and documents referred to therein.

13.           Effective Date. This Escrow Agreement shall be effective as of the date first mentioned above.

IN WITNESS WHEREOF, the Parties to this Escrow Agreement have caused their respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

Earth Biofuels, Inc.                                                                                     Castlerigg Master Investments Ltd.
By: Sandell Asset Management Corp.

By:  _____________________________
By: /s/ Dennis McLaughlin                                                                           Name:
Name:  Dennis McLaughlin                                                                                     Title:
Title: CEO

Evolution Master Fund. SPC, Segregated                                                                                                Capital Ventures International
Portfolio M                                                                                     By:           Heights Capital Management, Inc.
its authorized agent

By: ____________________________                                                                                                By: ______________________________
Name:                                                                                     Name:
Title:                                                                                     Title:

Radcliffe SPC, Ltd. for and on behalf of the                                                                                                           YA Global Investments, L.P. (formerly,
Class A Convertible Crossover Segregated                                                                                                Cornell Capital Partners, LP
Portfolio                                                                           By:           Yorkville Advisors, LLC
By:           RG Capital Management Company,                                                                                     Its:           General Partner
L.P.
By:           RGC Management Company, LLC

By: _______________________________                                                                                                           By: ______________________________
Name:                                                                                     Name:
Title:                                                                                     Title:

Cranshire Capital, LP                                                                                                Portside Growth and Opportunity Fund

By: ________________________________                                                                                                           By: ______________________________
Name:                                                                                     Name:
Title:                                                                                     Title:

Kings Road Investments Ltd.

By: ________________________________
Name:
Title:

IN WITNESS WHEREOF, the parties to this Agreement have caused their respective signature page to this Interim Restructuring Agreement to be duly executed as of the date first written above.

Dennis McLaughlin
Name
/s/ Dennis McLaughlin
Signature
3001 Knox Street, #403, Dallas, TX 75205
Address

STATE OF TEXAS  )
) ss.
COUNTY OF DALLAS  )

BEFORE ME,  the duly undersigned authority, on this day personally appeared DENNIS MCLAUGHLIN, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

Given under my hand and seal of office, this 13th day of Nov., 2007.

/s/ Marcella Smith
[NOTARY STAMP]                                                                                     Notary Public, State of Texas

My Commission Expires: [June 27,2009]

           IN WITNESS WHEREOF, the parties to this Agreement have caused their respective signature page to this Interim Restructuring Agreement to be duly executed as of the date first written above.

Earth LNG, Inc.                                                                                     Earth Biofuels Technology Co, LLC
d/b/a Advanced Biofuels Technology, LLC

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Applied LNG Technologies USA, LLC                                                                                                Earth Biofuels Distribution Co.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Alternative Dual Fuels, Inc.                                                                                                Earth Biofuels of Cordele, LLC
d/b/a Apollo Leasing, Inc.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Arizona LNG, LLC                                                                                     B20 Customs, LLC

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Fleet Star, Inc.                                                                                     Earth Biofuels Operating, Inc.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Durant Biofuels, LLC                                                                                                Earth Biofuels Retail Fuels, Co.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

Earth Ethanol of Washington, LLC                                                                                                Earth Ethanol, Inc.

By: /s/ Dennis McLaughlin                                                                                     By: /s/ Dennis McLaughlin
Name: Dennis McLaughlin                                                                                                Name: Dennis McLaughlin
Title: CEO                                                                                     Title: CEO

IN WITNESS WHEREOF, the parties to this Escrow Agreement have caused their respective signature page to this Escrow Agreement to be duly executed as of the date first written above.

SCHULTE ROTH & ZABEL, LLP
In its capacity as escrow agent

By:
Title:
[ESCROW AGREEMENT] EXHIBIT A

SCHEDULE OF EBOF SUBSIDIARIES

Subsidiary

Earth LNG, Inc.

Applied LNG Technologies USA, LLC

Alternative Dual Fuels, Inc.
d/b/a Apollo Leasing, Inc.

Arizona LNG, LLC

Fleet Star, Inc.

Durant Biofuels, LLC

Earth Biofuels Technology Co., LLC
d/b/a Advanced Biofuels Technology, LLC

Earth Biofuels Distribution Co.

Earth Biofuels of Cordele, LLC

B20 Customs, LLC

Earth Biofuels Operating, Inc.

Earth Biofuels Retail Fuels, Co.

Earth Ethanol, Inc.

Earth Ethanol of Washington, LLC

IN THS UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:                                                                           |           Chapter 7 (Involuntary Petition Pending)
|
EARTH BIOFUELS, INC.,                                                                                     |           Case No. 07-10928 (CSS)
|
Debtor.                                           |           Related Docket No.   88
____________________________________|

ORDER GRANTING JOINT MOTION OF DEBTOR AND PETIONING CREDITORS
HOLDING 94% OF NOTES TO APPROVE INTERIM SETTLEMENT AGREEMENT
AND DISMISS INVOLUNTARY BANKRUPTCY PETITION PURSUANT TO 11 U.S.C.
§§ 105(a) AND 303(j)(2) AND FEDERAL RULE OF BANKRUPTCY PROCEDURE 9019

Upon consideration of the Joint Motion of Petitioning Creditors and Debtor to Approve Interim Settlement Agreement and Dismiss Involuntary Bankruptcy Petition Pursuant to 11 U.S.C. §§ 105(a) and 303(j)(2) and Federal Rule of Bankruptcy Procedure 9019 (the “Motion”);8  and it appearing that the Motion was property and timely served; and it appearing that notice of the Motion was properly served on all parties required by 11 U.S.C. § 303(j) and Bankruptcy Rule 1017; and the Court having convened a hearing on the Motion on December 10, 2007 (the “Hearing”); and it appearing that the relief requested in the Motion is in the best interests of the Debtor and its creditors; and good cause having been shown, it is hereby
ORDERED that the Motion is GRANTED in part and DENIED in part for the reasons set forth on the record at the Hearing; and it is further
ORDERED that this order shall be immediately effective upon entry on the docket and not subject to any stay; and it is further
ORDERED that the involuntary bankruptcy petition filed against the Debtor on July 11, 2007 is dismissed without prejudice.

8 All capitalized terms not herein defined shall have the same meaning as ascribed to them in the Motion.

Dated: December 10, 2007
Wilmington, Delaware                                                                                     __/s/__ Christopher S. Sontchi______
The Honorable Christopher S. Sontchi
United States Bankruptcy Judge

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
_________________________________________________________________
|
RADCLIFFE SPC, LTD.                                                                                                           |
for and on behalf of the                                                                                                           |
Class A Segregated Portfolio,                                                                                                           |
f/k/a the Class A Convertible                                                                                                                     |
Crossover Segregated                                                                                                                     |
Portfolio                                                                                                |     1:07-cv-02400-GBD
|
Plaintiff,                                           |
|
-against-                                                                |
|
EARTH BIOFUELS, INC.,                                                                                                                     |
|
Defendant.                                                      |
______________________________________________________|

STIPULATION AND ORDER OF DISMISSAL WITHOUT PREJUDICE

Plaintiff Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio, f/k/a the Class A Convertible Crossover Segregated Portfolio ("Radcliffe"), and Defendant Earth
Biofuels, Inc. ("Earth Biofuels") have agreed to dismiss all claims pending in this litigation without prejudice, with each party (except as they may have otherwise agreed in writing) to bear its own costs and attorneys' fees. Accordingly, pursuant to Fed. R. Civ. P. 41(a)(ii), the parties respectfully request that this Court enter an order dismissing this case in its entirety without prejudice.

Date:                      New York, NY
January 31 , 2008

Respectfully submitted,

By /s/ Philip Anker
Philip D. Anker (PA-7833)
Robert Trenchard (RT-3 291)
WILMER CUTLER PICKERING

HALE AND DORR LLP
399 Park Avenue
New York, NY 10022
(212) 230-8800
Attorneys for Plaintiff
Radcliffe SPC, Ltd. for and on behalf of the
Class A Segregated Portfolio, f/k/a the
Class A Convertible Crossover Segregated Portfolio

By /s/ Daniel I. Goldberg
SALON MARROW DYCKMAN
NEWMAN & BROUDY, LLP
292 Madison Avenue
New York, New York 10017
(212) 661-7100
Counsel for Defendant
Earth Biofuels, Inc.

IT IS SO ORDERED this __ day of January, 2008.

____________________

U.S. District Court Judge

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
_________________________________________________________________
|
EVOLUTION MASTER FUND LTD. SPC, SEGREGATED                                                                                                                                |
PORTFOLIO M                                                                                                           |
Plaintiff,                                           |
|
-against-                                                                |
|     1:07-cv-02279-GBD
EARTH BIOFUELS, INC.,                                                                                                                     |
Defendant.                                                      |
______________________________________________________|

STIPULATION AND ORDER OF DISMISSAL WITHOUT PREJUDICE

Plaintiff Evolution Master Fund Ltd. Segregated Portfolio M (“Evolution”), and Defendant Earth Biofuels, Inc. ("Earth Biofuels") have agreed to dismiss all claims pending in this litigation without prejudice, with each party (except as they may have otherwise agreed in writing) to bear its own costs and attorneys' fees. Accordingly, pursuant to Fed. R. Civ. P. 41(a)(1)(A)(ii), the parties respectfully request that this Court enter an order dismissing this case in its entirety without prejudice.

Date:                      New York, NY
January 18, 2008

Respectfully submitted,

By /s/ Gregory M Petrick                                                                By /s/ Daniel I. Goldberg
CADWALADER WICKERSHAM & TAFT LLP                                                                                                                     SALON MARROW DYCKMAN
One World Financial Center                                                                                                           NEWMAN & BROUDY, LLP
New York, New York 10281                                                                                                           292 Madison Avenue
(212) 504-6000                                                                                                New York, New York 10017
Attorneys for Plaintiff                                                                                                (212) 661-7100
Evolution Master Fund Ltd. SPC, Segregated	Counsel for Defendant Earth
Portfolio M                                                                                                Biofuels, Inc.

IT IS SO ORDERED this _ day of ____________________, 2008

__________________________________
U.S. District Court Judge

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
_________________________________________________________________
|
PORTSIDE GROWTH AND OPPORTUNITY FUND,                                                                                                                                |
                                                                           |
Plaintiff,                                           |
|
-against-                                                                |
|     1:07-cv-5582-GBD
EARTH BIOFUELS, INC.,                                                                                                                     |
Defendant.                                                      |
______________________________________________________|

STIPULATION AND ORDER OF DISMISSAL WITHOUT PREJUDICE

Plaintiff Portside Growth and Opportunity Fund (“Portside”), and Defendant Earth Biofuels, Inc. ("Earth Biofuels") have agreed to dismiss all claims pending in this litigation without prejudice, with each party (except as they may have otherwise agreed in writing) to bear its own costs and attorneys' fees. Accordingly, pursuant to Fed. R. Civ. P. 41(a)(1)(A)(ii), the parties respectfully request that this Court enter an order dismissing this case in its entirety without prejudice.

Date:                      New York, NY
January 18, 2008

Respectfully submitted,

By /s/ A. Brent Truitt                                                                           By /s/ Daniel I. Goldberg
HENNIGAN, BENNETT & DORMAN LLP                                                                                                           SALON MARROW DYCKMAN
245 Park Avenue, Suite 3962                                                                                                           NEWMAN & BROUDY, LLP
New York, New York 10167                                                                                                           292 Madison Avenue
(212) 672-1966                                                                                                New York, New York 10017
Attorneys for Plaintiff Portside Growth and                                                                                                                     (212) 661-7100
Opportunity Fund	Counsel for Defendant Earth
Biofuels, Inc.

IT IS SO ORDERED this _ day of ____________________, 2008

__________________________________
U.S. District Court Judge